                                                 UNITED STATES
                                      SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D. C. 20549

                                                 SCHEDULE 14A
                                                (Rule 14a-101)

                                    INFORMATION REQUIRED IN PROXY STATEMENT
                                           SCHEDULED 14A INFORMATION

                          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ X ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to sec.240.14a-12

                                                Edison International
-------------------------------------------------------------------------------------------------------------
                     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)Title of each class of securities to which transaction applies:
____________________________________________________________________________________________________________

      (2)Aggregate number of securities to which transaction applies:
____________________________________________________________________________________________________________

      (3)Per unit price or other underlying value of transaction computed purtuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is calculated and state how it was determined)
____________________________________________________________________________________________________________

      (4)Proposed maximum aggregate value of transaction:
____________________________________________________________________________________________________________

      (5)Total fee paid:
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[   ] Fee paid previously with preliminary materials.
____________________________________________________________________________________________________________
[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)Amount previously paid:
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                                             EDISON INTERNATIONAL

                                                      AND

                                      SOUTHERN CALIFORNIA EDISON COMPANY

                                JOINT NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

                                                      AND

                                             JOINT PROXY STATEMENT

                                                ANNUAL MEETINGS
                                                April 27, 2006

---------------------------------------------------------------------------------------------------------------

Page

EDISON INTERNATIONAL                                                    SOUTHERN CALIFORNIA EDISON COMPANY
[GRAPHIC OMITTED]                                                            [GRAPHIC OMITTED]

                                                                                               March 20, 2006

Dear Shareholder:

        You are invited to attend the Edison International and Southern California Edison Company ("SCE")
Annual Meetings of Shareholders.  The meetings will be held jointly on Thursday, April 27, 2006, at the
Pacific Palms Conference Resort, One Industry Hills Parkway, City of Industry, California 91744 at
10:00 a.m., Pacific Time.

        Your voting instructions are enclosed, and the applicable 2005 Annual Report and Joint Proxy Statement are enclosed or are being delivered to you electronically.  The Joint Proxy Statement discusses the matters to be considered at the annual meetings.  At the meetings, we will report on company activities, and shareholders of Edison International and SCE will elect Directors who will oversee company affairs until the next annual meetings.  Also at the meetings, Edison International shareholders will have the opportunity to vote on a management proposal to amend the Articles of Incorporation to eliminate Article Fifth, the "fair price" provision, and a shareholder proposal regarding "simple majority vote."

        Your Boards of Directors and Management recommend that you vote "FOR" the nominees for Directors listed in the Joint Proxy Statement.  For reasons stated in the Joint Proxy Statement, the Edison
International Board of Directors and Management recommend that you vote "FOR" the management proposal and
"AGAINST" the shareholder proposal.

        Whether or not you expect to attend the annual meetings, and regardless of the number of shares you own, your vote is important.  If you hold shares in both Edison International and SCE, you will receive a proxy or voting instruction card for each company.  Certain shareholders also have the option to vote shares by telephone or the Internet as well as by mail.  Voting by any of these methods, if available, will ensure that you are represented at the annual meetings even if you are not present.  Please review the instructions on the proxy card regarding these options.  If you hold your shares in an account with a bank, broker or other nominee, you will receive separate instructions from that nominee which may also allow telephone and
Internet voting.

        Please take the first opportunity to ensure that your shares are represented at the annual meetings.
Voting promptly will save us the cost of additional solicitations.

        Thank you very much for your continued interest in the business of Edison International and SCE.

                                                   Sincerely,

                                                   John E. Bryson
                                                   Chairman of the Board, President
                                                   and Chief Executive Officer
                                                      Edison International
                                                   Chairman of the Board
                                                      Southern California Edison Company

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EDISON INTERNATIONAL                                                    SOUTHERN CALIFORNIA EDISON COMPANY
[GRAPHIC OMITTED]                                                                [GRAPHIC OMITTED]

                                ====================================================

                                           JOINT NOTICE OF ANNUAL MEETINGS
                                                  OF SHAREHOLDERS
                                ====================================================

Date:    Thursday, April 27, 2006

Time:    10:00 a.m., Pacific Time

Place:   Pacific Palms Conference Resort
         One Industry Hills Parkway
         City of Industry, California 91744

Matters to be voted upon by Edison International and Southern California Edison Company ("SCE") shareholders:

      o  Election of 11 Directors to the Edison International Board and 12 Directors to the SCE Board.  The
         names of the Director nominees are:

                       John E. Bryson                Luis G. Nogales
                       France A. Cordova             Ronald L. Olson
                       Charles B. Curtis             James M. Rosser
                       Alan J. Fohrer*               Richard T. Schlosberg, III
                       Bradford M. Freeman           Robert H. Smith
                       Bruce Karatz                  Thomas C. Sutton

                        *  Alan J. Fohrer is a Director nominee for the SCE Board only.

      o  Any other business that may properly come before the meetings.

Matters to be voted upon by Edison International shareholders only:

      o  Management proposal to amend the Articles of Incorporation to eliminate Article Fifth, the "fair price" provision.

      o  Shareholder proposal regarding "simple majority vote."

Page

      Your Boards of Directors and Management recommend that you vote "FOR" the nominees for Directors listed in the Joint Proxy Statement.  The Edison International Board of Directors and Management recommend that you vote "FOR" the management proposal and "AGAINST" the shareholder proposal.

Record Date:            Shareholders of record at the close of business on February 27, 2006, and valid proxyholders for those shareholders, are entitled to vote at the annual meetings.

Voting Instructions:    To vote by mail, complete, sign, date and return the enclosed proxy card in the envelope provided.  If you hold shares in your own name, or through the Edison
                        International Dividend Reinvestment and Direct Stock Purchase Plan or the Edison
                        401(k) Savings Plan for employees, you may vote by telephone or via the Internet by following the instructions on your proxy card.  Voting by telephone and via the
                        Internet is available 24 hours a day, seven days a week, through 9:00 p.m. Pacific
                        Time, on April 26, 2006, except for Edison 401(k) Savings Plan shareholders who must vote by 9:00 a.m., Pacific Time, on April 25, 2006.  If you hold your shares in an account with a bank, broker or other nominee, you will receive separate instructions from that nominee that may also allow telephone and Internet voting.

Electronic Access:      Edison International and SCE are electronically delivering their Proxy Statements and
                        Annual Reports for annual and special shareholders' meetings to certain shareholders.  If you hold Edison International shares through the Edison 401(k)
                        Savings Plan, and you use Company E-mail in the ordinary course of performing your job and are expected to log-on to E-mail routinely to receive mail and communications, we are delivering these documents to you electronically.  The Edison
                        International and SCE Joint Proxy Statement for the annual meetings, and the respective 2005 Annual Reports are available on Edison International's Internet website at http://www.edisoninvestor.com.  If these documents are being delivered to you electronically, you may also request paper copies at no charge by contacting the
                        SCE Law Department, Corporate Governance, 2244 Walnut Grove Avenue, P. O. Box 800,
                        Rosemead, California 91770 or at 626-302-2662.

Meeting Admission:      The following individuals will be admitted to the meetings:

      o  Shareholders of record on the record date, and their spouses or domestic partners;

      o  Individuals holding written proxies executed by shareholders of record on the record date;

      o  Shareholders who provide a letter or account statement from their bank, broker or other nominee showing that they owned stock held in the name of the bank, broker or other nominee on the record date, and their spouses or domestic partners; and

      o  Other individuals with the approval of the Edison International or SCE Corporate Secretary.

Shareholders that are companies or other entities are limited to three authorized representatives at the meetings.  Cameras, recording devices and other electronic devices will not be permitted at the meetings.

Dated:  March 20, 2006

                                               For the Boards of Directors,

                                               BARBARA E. MATHEWS
                                               Vice President, Associate General Counsel,
                                               Chief Governance Officer and Corporate Secretary
                                                   Edison International
                                                   Southern California Edison Company

-------------------------------------------------------------------------------------------------------------
                                                  IMPORTANT
        In order to assure a quorum of shareholders at the annual meetings, please complete, sign, date and mail the enclosed card promptly; or (if available to you) give your instructions by telephone or the
Internet as described on the enclosed card.  If you mail the enclosed card, please sign (do not print) your name exactly as it appears on the card.  When signing as attorney, executor, administrator, trustee or guardian, include your full title.  Please have an authorized officer whose title is indicated sign for corporations, charitable institutions and governmental units.  For partnerships, have a partner sign and indicate partnership status.
-------------------------------------------------------------------------------------------------------------

To be Voted on by Edison International Shareholders Only:
    Management Proposal to Amend the Articles of Incorporation to Eliminate

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                                      EDISON INTERNATIONAL
                              SOUTHERN CALIFORNIA EDISON COMPANY
                                   2244 WALNUT GROVE AVENUE
                                         P. O. BOX 800
                                  ROSEMEAD, CALIFORNIA 91770

                   ==========================================================

                                     JOINT PROXY STATEMENT

                   ==========================================================

                                    INTRODUCTION - SOLICITATION OF PROXIES

    This Joint Proxy Statement, proxy forms, voting instructions and the 2005 Annual Reports are being distributed together beginning March 20, 2006, to the Edison International and Southern California Edison
Company shareholders for their annual meetings.  The annual meetings will be held jointly on Thursday,
April 27, 2006, at the Pacific Palms Conference Resort, One Industry Hills Parkway, City of Industry,
California 91744 at 10:00 a.m., Pacific Time.  The Edison International and Southern California Edison
Company Boards of Directors are soliciting proxies from you for use at their annual meetings, or at any adjournment or postponement of the meetings.  Proxies allow properly designated individuals to vote on your behalf at an annual meeting.  This Proxy Statement discusses the matters to be voted on at the annual meetings.

    In this Proxy Statement:

    o   "Annual Meeting" means the Edison International annual meeting of shareholders and the Southern
        California Edison Company annual meeting of shareholders, which are being held jointly.

    o   "Companies" means Edison International and SCE.

    o   "DRP" means the Edison International shareholder plan known as the Dividend Reinvestment and Direct
        Stock Purchase Plan.

    o   "EME" means Edison Mission Energy, an electric power generation nonutility subsidiary of Edison
        International.

    o   "Executive Officers" of Edison International and SCE means their respective Chairman of the Board,
        Chief Executive Officer, President, any Vice President in charge of a principal business unit, division or function, and any other person who performs a similar significant policy-making function, including Executive Officers of any Edison International or SCE subsidiaries, for the reporting period or as of the date covered by this Proxy Statement.

    o   "401(k) Plan" means the employee benefit plan known as the Edison 401(k) Savings Plan through which participants may hold Edison International shares represented by their interests in the Edison
        International Stock Fund.

    o   "401(k) Plan shareholders" means participants in the 401(k) Plan who hold interests in the Edison
        International Stock Fund equivalent to Edison International shares.

    o   "SCE" means Southern California Edison Company.

    o   Holding shares in "street name" means your shares are held in an account through your bank, broker, fiduciary, custodian or other nominee, and you are considered the beneficial owner of those shares.
        Your name does not appear on the Companies' records as a shareholder.

    o   Holding shares as a "registered" shareholder or "of record" means your shares are registered in your own name directly with the Companies rather than in street name, and that stock certificates are issued in your own name.  Shares held in your DRP plan account are also included.

                            QUESTIONS AND ANSWERS ON VOTING, PROXIES AND ATTENDANCE

Q:  What am I voting on?

A:  Edison International and SCE shareholders are voting on the election of 11 Directors for Edison
    International and 12 Directors for SCE, respectively, and any other matters properly brought before the meeting.  Additionally, Edison International shareholders will vote on a management proposal to amend the
    Articles of Incorporation to eliminate Article Fifth, the "fair price" provision, and a shareholder proposal regarding "simple majority vote."  The election of Directors is Item 1 on your proxy card.  The management proposal is Item 2 and the shareholder proposal is Item 3 on the Edison International proxy card.

Q:  Who can vote?

A.  All shareholders of record at the close of business on February 27, 2006, are entitled to vote at the meeting.  Holders of Edison International's Common Stock are entitled to one vote per share on each item of Edison International business.  On each item of SCE business, holders of SCE Cumulative Preferred
    Stock are entitled to six votes per share and holders of SCE Common Stock are entitled to one vote per share.  Shareholders who hold shares that are not registered in their own name (shares held in street name) may vote their shares by giving voting instructions to the nominee who is the registered shareholder.  Shares held by participants in the 401(k) Plan, including fractional shares, are registered in the name of the plan trustee and will be voted by the plan trustee in its capacity as the Edison
    International stock fund investment manager, subject to each participant's instructions.  Fractional shares held in the DRP may not be voted.  All shares of SCE Common and Preferred Stocks vote together as one class.

Q:  Who can attend the meeting?

A:  All shareholders on the record date, or their duly appointed proxies, may attend the meeting.
    Shareholders' spouses or domestic partners are also welcome.  Seating, however, is limited.  All shareholders will be required to pass through a security inspection area, and they must check in at the registration desk at the meeting.  The registration desk will open at 8:00 a.m., Pacific Time.  If you are a registered or 401(k) Plan shareholder, an admission pass is included with these materials.  Please bring your pass with you to present at the registration desk for admission.  If you do not have an admission pass and you are a registered shareholder, we will be able to verify your share ownership from the share register upon presentation of proper identification.  If your shares are not registered in your name, you will need to bring a letter or an account statement from your bank, broker, plan trustee or other nominee reflecting your stock ownership as of the record date to provide proper identification.  A shareholder that is a corporation, partnership, association or other entity is limited to three authorized representatives at the Annual Meeting.  Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Q:  How do I vote?

A:  Your vote is important.  You can save us the expense of a second mailing by voting promptly.  Please follow the appropriate instructions described below.

    If you are a registered or 401(k) Plan shareholder, you may choose one of the following ways to cast your vote:

        o  Vote by mail:            Complete, date, sign and mail the proxy/voting instruction card in the enclosed postage prepaid envelope.

        o  Vote by telephone:       Call 1-800-652-8683 toll free from the U.S. and Canada.
                                    Call 1-781-575-2300 from outside the U.S. and Canada.

        o  Vote via the Internet:   Access the Edison International and SCE Internet voting website
                                    http://www.computershare.com/expressvote

    Registered shareholders have a fourth option to cast their vote:

        o  Vote by ballot           Attend the Annual Meeting and complete a written ballot
           at the meeting:          distributed at the meeting.

    If you vote by telephone or via the Internet, follow the instructions on the enclosed card.
    Additionally, if you vote by telephone, you will receive recorded instructions, or if you vote via the
    Internet, you will receive additional instructions at the Internet website.  Voting by telephone and via the Internet is available 24 hours a day, seven days a week, through 9:00 p.m., Pacific Time, on
    April 26, 2006, except for 401(k) Plan shareholders who must vote by 9:00 a.m., Pacific Time, on April 25,
    2006.

    By voting by mail, telephone or the Internet, you will authorize the individuals named on the proxy card, referred to as the proxies, or the 401(k) Plan trustee in its capacity as Edison International stock fund investment manager, to vote your shares according to your instructions.  You are also authorizing those persons to vote your shares on any other matter properly presented at the meeting.

    If you hold shares in street name, please refer to the proxy card or other information forwarded by your bank, broker, fiduciary, custodian or other nominee to see which options are available.  Typically, you may provide voting instructions as follows:

        o  Vote by mail:            On cards received from your bank, broker or other nominee.

        o  Vote by telephone or     If offered by your bank, broker or other nominee.
           via the Internet:

        o  Vote by ballot           If you request a legal proxy from your bank, broker or other
           at the meeting:          nominee and deliver the proxy to the inspector of election before or at the meeting.

    Under California law, you or your authorized attorney-in-fact may transmit a proxy by telephone or via the Internet.  SHAREHOLDERS WHO VOTE BY TELEPHONE OR OVER THE INTERNET SHOULD NOT MAIL THE PROXY CARD.

Q:  What happens if I return my proxy or voting instructions, but I do not indicate my voting preference, or
    I do not sign my proxy or voting instructions?

A:  If you return your signed proxy or voting instructions by mail and do not indicate how you wish to vote for the nominees for Director, the proxies and 401(k) Plan trustee will vote "FOR" election of all the nominees for Director (Item 1).  If you return your signed proxy or voting instructions by mail and do not indicate how you wish to vote on the management proposal, the proxies and 401(k) Plan trustee will vote "FOR" the management proposal (Item 2).  If you return your signed proxy or voting instructions by mail and do not indicate how you wish to vote on the shareholder proposal, the proxies and 401(k) Plan trustee will vote "AGAINST" the shareholder proposal (Item 3).  If you return an unsigned proxy or voting instructions by mail, your shares will be treated as unvoted shares on all matters.  If you vote by telephone or on the Internet and do not indicate how you wish to vote for the nominees for Director, your shares will be treated as unvoted shares on the election.  If you vote by telephone or on the Internet and do not indicate how you wish to vote on the management proposal and/or the shareholder proposal, your shares will be treated as unvoted shares on the respective proposals.  In the case of the 401(k) Plan, unvoted shares may be voted by the trustee in its capacity as Edison International stock fund investment manager as it chooses.

Q:  What happens if I do not return my proxy or provide voting instructions?

A:  If you are a registered shareholder and you do not provide voting instructions to a designated proxy or cast a ballot at the Annual Meeting, your shares will not be voted.  If you are a 401(k) Plan shareholder and you do not provide voting instructions to the trustee, the trustee as Edison International stock fund investment manager may vote your shares as it chooses.  If you hold your shares in street name and you do not provide voting instructions to your bank, broker or other nominee on how to vote your shares, the bank, broker or other nominee may be authorized to vote your shares as it chooses on the matters to be considered at the meeting.  If your bank, broker or other nominee lacks this discretionary authority to vote on an item, your shares will not be voted on that item and will be treated as a "broker nonvote" on that item.

Q:  What if I vote and then change my mind?

A:  If you are a registered shareholder, you can revoke your proxy by:

        o  Writing to the Edison International or SCE Corporate Secretary;

        o  Voting again via mail, telephone or the Internet; or

Paeg 4

        o  Voting in person at the Annual Meeting.

    Your last vote will be the vote that is counted.

    If you are a 401(k) Plan shareholder, you can revoke your voting instructions by voting again via mail, telephone or the Internet.  Votes received by 9:00 a.m., Pacific Time, on April 25, 2006 will be counted.  Your last vote received within this timeframe will be the vote that is counted.

    If you hold shares in street name, you should contact your bank, broker or other nominee before the
    Annual Meeting to determine whether and how you can change your voting instructions.

Q:  How many votes do you need to hold the meeting?

A:  As of the record date, February 27, 2006, Edison International had 325,795,390 shares of Edison
    International Common Stock outstanding and entitled to vote.  SCE had 5,150,198 shares of Cumulative
    Preferred Stock and 434,888,104 shares of SCE Common Stock outstanding and entitled to vote.

    The holders of the Edison International Common Stock have the right to cast a total of
    325,795,390 votes.  The holders of the SCE Cumulative Preferred Stock have the right to cast a total of
    30,901,188 votes and the holder of the SCE Common Stock, Edison International, has the right to cast a total of 434,888,104 votes.  Voting together as a class, the SCE shareholders have the right to cast a total of 465,789,292 votes.

    A quorum is required to transact business at the Annual Meeting.  The presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast constitutes a quorum.  If you properly return your proxy by mail, by telephone or via the Internet, you will be considered part of the quorum, even if you abstain from voting or withhold votes, and the proxies will vote (or not vote) your shares as you have indicated.  If a bank, broker or other nominee holding your shares in street name votes your shares or returns a properly executed proxy representing your shares, your shares will be considered as present and part of the quorum, even if your bank, broker or other nominee does not indicate a voting preference, or otherwise abstains or withholds votes, on any or all matters.

Q:  What vote is required to adopt the proposals at the meeting?

A:  On Item 1, the Election of Directors, the 11 nominees receiving the highest number of affirmative or
    "for" votes will be elected as Directors of Edison International and the 12 nominees receiving the highest number of affirmative or "for" votes will be elected as Directors of SCE.  Votes withheld for any of the nominees, abstentions and broker nonvotes will have the effect of reducing the number of affirmative votes a candidate might otherwise have received.  On Item 2, the Management Proposal to Amend the Edison
    International Articles of Incorporation, the affirmative vote of a majority of the Edison International votes entitled to be cast must be obtained to adopt the proposal.  In determining whether the vote has been obtained, abstentions and broker nonvotes will have the effect of votes cast against the proposal.
    That is, abstentions and broker nonvotes will reduce the number of affirmative votes, and therefore reduce the total percentage of votes the proposal might otherwise have received.  On Item 3, the
    Shareholder Proposal On "Simple Majority Vote," the following two votes must be obtained to adopt the proposal:  (i) the affirmative vote of a majority of the Edison International votes cast at the meeting, and (ii) the affirmative vote of at least a majority of the votes required to constitute a quorum.  In determining whether the first vote under (i) has been obtained, abstentions and broker nonvotes are not treated as votes cast and therefore will not affect the vote.
    That is, the percentage of votes cast can only be increased or decreased by casting votes for or against the proposal, respectively.  In determining whether the second vote under (ii) has been obtained, abstentions and broker nonvotes will have the effect of votes cast against the proposal.  That is, abstentions and broker nonvotes will reduce the number of affirmative votes, and therefore reduce the total percentage of votes the proposal might otherwise have received.

Q:  Who will count the votes?

A:  Computershare Trust Company, N.A., will tabulate the votes and act as the inspector of election.  To protect the confidentiality of votes cast under the 401(k) Plan, 401(k) Plan shareholders' voting instructions are given directly to Computershare.  Computershare tabulates those votes and then provides aggregate voting results directly to the 401(k) Plan trustee.  Edison International does not have access to any of the 401(k) Plan shareholders' voting instructions, and 401(k) Plan voting results are only reported in the aggregate.

Q:  What shares are covered by the proxy card?

A:  If you hold shares in both Edison International and SCE, you will receive a proxy card for each of the
    Companies.  The shares covered by your card(s) include all the shares of common stock and preferred stock registered in your name (as distinguished from those held in street name), all whole shares held in the
    DRP, and all shares held in the 401(k) Plan.  You will receive separate cards from your bank, broker or other nominee if you hold shares in street name.

Q:  What does it mean if I get more than one proxy card?

A:  It indicates that your shares are held in more than one account, such as two brokerage accounts, and registered in different names.  You should vote each of the proxy cards to ensure that all of your shares are voted.

Q:  How much will this proxy solicitation cost?

A:  Edison International and SCE have retained D. F. King & Co., Inc. to assist them with the solicitation of proxies for an aggregate maximum fee of $13,000 (Edison International $10,500 and SCE $2,500) plus expenses.  (This fee does not include the costs of printing and mailing the proxy materials.)  Edison
    International and SCE will pay these proxy solicitation costs.  Some of the Directors, officers and other employees of Edison International and/or SCE also may solicit proxies personally, by mail, by telephone or by other electronic means for no additional compensation, except for customary overtime pay applicable to certain employees.  Edison International and SCE will also reimburse banks, brokers and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of their stocks and for obtaining voting instructions.

Q:  Whom may I call with any questions?

A:  You may call Wells Fargo Shareholder Services at 800-347-8625 or visit their Internet website at
    http://www.wellsfargo.com/com/shareowner_services

Q:  How do the Boards recommend I vote?

A:  The Edison International and SCE Boards recommend that shareholders vote "FOR" the election of their nominees for Directors listed in this Proxy Statement.  The Edison International Board recommends that
    Edison International shareholders vote "FOR" the management proposal and "AGAINST" the shareholder proposal.

                              HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

    If you are a registered shareholder and share an address with other registered shareholders, you may be receiving multiple copies of the applicable Annual Report to Shareholders and Proxy Statement.  You can save the Companies money if you direct us to discontinue mailing all future multiple annual reports, proxy statements, proxy statements combined with a prospectus, and information statements by marking the appropriate box on the enclosed proxy card, or by following the instructions provided when you vote by telephone or over the Internet.  The Companies intend to deliver only one respective annual report, one proxy statement, one proxy statement combined with a prospectus, and one information statement to multiple registered shareholders sharing an address if such multiple shareholders have given their consent, and the
Companies have not received contrary instructions from one or more of such shareholders.  This practice is commonly referred to as "householding."  The Companies do not plan to electronically household documents.
Your consent to householding will remain in effect until revoked.  Eliminating duplicate mailings will not affect your receipt of future proxy cards.

    If through the date of the Annual Meeting, you decide you want a separate copy of this Joint Proxy
Statement or the applicable 2005 Annual Report, Edison International or SCE will promptly deliver your separate copy if you contact the SCE Law Department, Corporate Governance, 2244 Walnut Grove Avenue, P. O.
Box 800, Rosemead, California 91770 or at 626-302-2662.  Additionally, to resume the mailing of individual copies of future annual reports, proxy statements, proxy statements combined with a prospectus, and information statements to a particular account, you may contact Wells Fargo Bank, N.A., Attn:  Householding,
P. O. Box 64854, St. Paul, Minnesota 55164-0854, or at 800-347-8625, and your request will be effective within thirty days after receipt.  After the Annual Meeting, you may request householding of these documents, by providing Wells Fargo Bank at the address provided directly above with a written request to eliminate multiple mailings.  The written request must include names and account numbers of all shareholders consenting to householding for a given address and must be signed by those shareholders.

    Additionally, the Companies have been notified that certain banks, brokers and other nominees will household the Companies' annual reports and proxy statements for shareholders who hold in street name and have consented to householding.  In this case, you may request an individual copy of this Joint Proxy
Statement and/or the applicable 2005 Annual Report by contacting your bank, broker or other nominee.

                           ELECTRONIC ACCESS TO PROXY STATEMENTS AND ANNUAL REPORTS

    This Joint Proxy Statement and the Edison International and SCE 2005 Annual Reports are available on
Edison International's Internet website at http://www.edisoninvestor.com.  Certain shareholders can view future shareholder communications including proxy statements and annual reports over the Internet instead of receiving paper copies in the mail and save the Companies the cost of producing and mailing these documents.

    If you are a 401(k) Plan shareholder, and you use Company E-mail in the ordinary course of performing your job and are expected to log-on to E-mail routinely to receive mail and communications, Edison
International intends to deliver proxy statements and annual reports to you electronically for every shareholders' meeting.  You may also request paper copies at no charge by contacting the SCE Law Department,
Corporate Governance, 2244 Walnut Grove Avenue, P. O. Box 800, Rosemead, California 91770 or at 626-302-2662.

    If you hold shares in street name, check the information provided by the nominee holding your shares for instructions on how to elect to view future proxy statements and annual reports over the Internet.  Your bank, broker or other nominee will receive notice containing the Internet address to use to access Edison
International's and SCE's Proxy Statement and Annual Reports.

    For all shareholders, although there are no Edison International or SCE fees or charges for this service, there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, for which you will be responsible.

                                             ELECTION OF DIRECTORS
                                             Item 1 on Proxy Card

                                             NOMINEES FOR ELECTION

    Eleven Directors will be elected to the Edison International Board and twelve Directors will be elected to the SCE Board to hold office until the next annual meeting.  Should any of the nominees become unavailable to stand for election as a Director, the proxies will have the authority to vote for substitute nominees as they choose.

    The nominees for Directors of Edison International and SCE are the same, except for Mr. Fohrer who is a nominee for the SCE Board only.  A brief biography of each nominee describing his or her business experience during the past five years and other prior relevant business experience is presented below.

JOHN E. BRYSON
Chairman of the Board, President and Chief Executive Officer of Edison International and Chairman of the Board of
SCE (since 2003); Chairman of the Board of Edison Capital (a non-utility subsidiary of Edison International, an investor in infrastructure and energy assets) (since 2000); Chairman of the Board, President and Chief Executive
Officer of Edison International and Chairman of the Board of EME (2000-2002); Chairman of the Board and Chief
Executive Officer of Edison International and SCE (1990-1999)
Mr. Bryson has been a Director of Edison International since 1990.  He was a Director of SCE from 1990 through 1999, and since 2003.  He is a Director of The Boeing Company and The Walt Disney Company, and a
Director/Trustee for three funds in the Western Asset funds complex.  Mr. Bryson is a graduate of Stanford
University and Yale Law School.  Age 62.

FRANCE A. CORDOVA
Chancellor, University of California, Riverside (since 2002); Vice Chancellor for Research, University of
California, Santa Barbara (1996-2002)
Dr. Cordova has been a Director of Edison International and SCE since 2004.  She is a Director of Belo
Corporation.  Dr. Cordova is a graduate of Stanford University and holds a Ph.D. in physics from the
California Institute of Technology.  Age 58.

CHARLES B. CURTIS
President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) (since 2001); Executive Vice President of the United Nations Foundation (2001);
Partner of the law firm of Hogan & Hartson (1997 to 1999); Deputy Secretary of the U.S. Department of Energy
(1995 to 1997); Under Secretary of the U.S. Department of Energy (1994 to 1995); Chairman of the Federal
Energy Regulatory Commission (1977 to 1981)
Mr. Curtis is being nominated for the first time to serve as a Director of Edison International and
SCE.  He is a Trustee of Putnam Funds.  Mr. Curtis is a graduate of the University of Massachusetts,
Amherst, and Boston University Law School.  Age 66

ALAN J. FOHRER*
Chief Executive Officer of SCE (since 2003); Chairman of the Board and Chief Executive Officer of SCE (2002);
President and Chief Executive Officer of EME (2000-2001); Chairman of the Board of EME (1999); Executive Vice
President and Chief Financial Officer of Edison International (1996-2000)
Mr. Fohrer has been a Director of SCE since 2002.  He is a Director of Duratek, Inc.  Mr. Fohrer holds two degrees in civil engineering from the University of Southern California, and received his MBA degree from
California State University, Los Angeles.  Age 55.

BRADFORD M. FREEMAN
Founding Partner, Freeman Spogli & Co. (private investment company) (since 1983); Managing Director of Dean
Witter Reynolds, Inc. (brokerage firm) (1976-1983)
Mr. Freeman has been a Director of Edison International and SCE since 2002.  He is a Director of CB Richard
Ellis Group, Inc.  Mr. Freeman is a graduate of Stanford University, and holds an MBA degree from Harvard
Business School.  Age 64.

BRUCE KARATZ
Chairman and Chief Executive Officer of KB Home (homebuilding) (since 1993)
Mr. Karatz has been a Director of Edison International and SCE since 2002.  He is a Director of Honeywell
International, Inc.  Mr. Karatz is a graduate of The Blake School and Boston University, and holds a Law degree from the University of Southern California.  Age 60.

LUIS G. NOGALES
Managing Partner of Nogales Investors, LLC (private equity investment company) (since 2001); President of
Nogales Partners (a private equity investment company) (1990-2001); President of Univision (Spanish language television network) (1986-1988); Chairman and Chief Executive Officer of United Press International
(communications) (1983-1986)
Mr. Nogales has been a Director of Edison International and SCE since 1993.  He is a Director of Arbitron
Inc., and KB Home.  Mr. Nogales is a graduate of San Diego State University and Stanford Law School.  Age 62.

*   Alan J. Fohrer is a nominee for Director of SCE only.

RONALD L. OLSON
Partner of the law firm of Munger, Tolles and Olson (since 1970)
Mr. Olson has been a Director of Edison International and SCE since 1995.  He is a Director of Berkshire
Hathaway, Inc., City National Corporation, The Washington Post Company, and a Director/Trustee of two funds in the Western Asset funds complex.  Mr. Olson is a graduate of Drake University and University of Michigan
Law School and holds a Diploma in Law from Oxford University.  Age 64.

JAMES M. ROSSER
President of California State University, Los Angeles (since 1979)
Dr. Rosser has been a Director of SCE since 1985 and a Director of Edison International since 1988.
Dr. Rosser holds three degrees from Southern Illinois University.  Age 67.

RICHARD T. SCHLOSBERG, III
Retired President and Chief Executive Officer of The David and Lucile Packard Foundation (private family foundation) (1999-2004); Publisher and Chief Executive Officer, Los Angeles Times (newspaper) (1994-1997);
Executive Vice President and Director, The Times Mirror Company (media communications) (1994-1997)
Mr. Schlosberg has been a Director of Edison International and SCE since 2002.  He is a Director of eBay Inc.
and BEA Systems, Inc.  Mr. Schlosberg is a graduate of the United States Air Force Academy, and holds an MBA degree from Harvard Business School.  Age 62.

ROBERT H. SMITH
Robert H. Smith Investments and Consulting (banking and financial-related consulting services) (since 2003);
Managing Director of Smith & Crowley, Inc. (merchant banking) (1992-2003); President and Chief Executive
Officer of Security Pacific Corporation (1990-1992); President, Chief Executive Officer and Director of
Security Pacific National Bank (1987-1992)
Mr. Smith has been a Director of SCE since 1987, and a Director of Edison International since 1988.  He is a
Director of Commerce National Bank.  Mr. Smith is a graduate of the University of Southern California and holds a Law degree from Van Norman University.  Age 70.

THOMAS C. SUTTON
Chairman of the Board and Chief Executive Officer of Pacific Life Insurance Company (since 1990)
Mr. Sutton has been a Director of Edison International and SCE since 1995.  He is Chairman of two funds in the Pacific funds complex.  Mr. Sutton is a graduate of the University of Toronto.  Age 63.

                                 QUESTIONS AND ANSWERS ON CORPORATE GOVERNANCE

Q:  How are potential Director nominees identified and selected by the Boards to become nominees?

A:  It is the responsibility of the Edison International and SCE Nominating/Corporate Governance Committees
    to recommend Director candidates to their respective Boards.  The Committees are comprised of independent directors under the New York Stock Exchange rules.

    It is the policy of the Committees to consider Director candidates recommended to the Committees by shareholders.  For Committee consideration, shareholder suggestions for Director candidates must be submitted in writing to the Corporate Secretary of Edison International and/or SCE and include (i) the shareholder's name and address, as they appear on the corporation's books, or a written statement from the record holder of the shares (usually a broker or bank) showing the class and number of shares beneficially owned, (ii) the name, age, and business and residence addresses of the candidate, (iii) the principal occupation or employment of the candidate, (iv) the class and number of shares of Edison
    International and SCE beneficially owned by the candidate, (v) a written description of any direct or indirect business relationships or transactions within the last three years between Edison International and its subsidiaries and senior management, on the one hand, and the candidate and his or her affiliates and immediate family members, on the other hand, (vi) any other information concerning the nominee required under SEC rules to be in a proxy statement soliciting proxies for the election of the nominee,
    (vii) a consent signed by the candidate to serve as a Director if elected, and (viii) a written description, together with any supporting materials, of the qualifications, qualities and skills of the candidate that the shareholder deems appropriate to submit to the Committees to assist in their consideration of the candidate.  In identifying potential Director nominees, the Committees also consider suggestions made by the respective Companies' Board members and senior management.

    There are no differences in the manner in which the Committees evaluate a Director candidate based on whether the candidate is recommended by a shareholder.  After the Committees receive a recommendation for a potential Director nominee, the Committees consider the information provided to them from the source who recommended the candidate.  For the Committees to recommend a Director nominee, the candidate must at a minimum possess the qualifications, qualities and skills set forth in the Companies' respective
    Corporate Governance Guidelines, including:

o       A reputation for integrity, honesty and adherence to high ethical standards;

o       Experience in a generally recognized position of leadership; and

o       The demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company.

    The Committees also consider other factors and information in their evaluation of potential Director nominees, including the Boards' current need for additional members, the candidate's potential for increasing the Boards' range of business experience, desirable skills and diversity, the candidate's independence, and other factors the Committees deem appropriate.  If based on this preliminary evaluation the Committees determine to continue their consideration of a candidate, one or more members of the
    Committees, and others as determined by the Committees, interview the candidate.  After the interview, the Committees conduct any further research on the candidate that they deem appropriate.  The Committees then determine whether to recommend to the Companies' respective

Pae 11

    Boards that the candidate be a Director nominee.  The Companies' respective Boards consider the
    Committees' recommendations and determine whether to nominate any candidate for election.

Q:  How do the Edison International and SCE Boards determine which Directors are considered independent?

A:  Under the New York Stock Exchange listing standards, the Edison International Board is required to consist of at least a majority of independent Directors.  Under the Companies' Corporate Governance
    Guidelines, both Companies' Boards are required to consist of at least a majority of independent
    Directors.  The Guidelines include categorical standards to assist in determining whether each Director has a material relationship with the Companies that would cause the Director not to be independent.
    Additionally, to be a member of a Board Committee required to be comprised of independent Directors,
    Directors may have to meet additional requirements to be considered independent.  The Companies'
    Corporate Governance Guidelines are posted on Edison International's Internet website at
    www.edisoninvestor.com, under "Corporate Governance," and are available in print upon request from the
    Edison International or SCE Corporate Secretary.

    Under the Guidelines, no Director will be considered independent if he or she has a relationship with the
    Companies that would be deemed disqualifying under New York Stock Exchange listing standards for purposes of a determination of independence.  Directors who are not so disqualified from being independent will be determined by the Boards to be independent unless a Director otherwise has a material relationship with
    Edison International, SCE, or any of their subsidiaries.  The Boards have determined that the following relationships are not considered material for purposes of determining Directors' independence:

1.      Discretionary charitable contributions by the Company to a non-profit entity (including an educational or other institution) with which the director or an immediate family member is currently or was since the beginning of the preceding calendar year affiliated as a director, officer, trustee, or employee, or otherwise, if (a) the Company's total contributions to the entity in the entity's preceding fiscal year were less than 1% of the entity's reported consolidated gross revenues for that fiscal year (the Company's matching of employee contributions shall not be included in the amount of the Company's contributions for this purpose), and (b) the contributions did not result in any direct financial benefit to the director or an immediate family member;

2.      Payments made by the Company to an entity with which the director or an immediate family member is currently or was since the beginning of the preceding calendar year affiliated as a director, officer, trustee, or employee, or otherwise, or payments received by the Company from such an entity, for property or services, if (a) the total amount of the payments made or received in the entity's preceding fiscal year was less than 1% of the entity's reported consolidated gross revenues for that fiscal year, (b) the payments did not result in a direct financial benefit to the director or an immediate family member, and (c) the director and any immediate family members do not, and did not in the entity's preceding fiscal year, directly or indirectly own, in the aggregate, more than 10% of the entity;

3.      Other than ownership of debt securities which are covered by Standards 4 and 5 below, indebtedness of the Company owed to, or indebtedness owed to the Company by, an entity with which the director or an immediate family member is currently or was since the beginning of the preceding calendar year affiliated as a director, officer, trustee, or

        employee, or otherwise, if (a) the total amount of indebtedness in the entity's preceding fiscal year was less than 1% of the entity's reported consolidated gross assets at the end of the fiscal year, and (b) the indebtedness did not result in any direct financial benefit to the director or an immediate family member;

4.      Direct or indirect current ownership or ownership since the beginning of the preceding calendar year by the director or an immediate family member (including ownership by an entity with which the director or an immediate family member is currently or was affiliated as a director, officer, trustee, or employee, or otherwise) of equity or debt securities of the Company, if the director or immediate family member has received no extra benefit not shared on a pro rata basis by other security holders;

5.      Direct or indirect current ownership or ownership since the beginning of the preceding calendar year by the Company of equity or debt securities of an entity with which the director or an immediate family member is currently, or was at the time of ownership, affiliated as a director, officer, trustee, or employee, or otherwise, if (a) the total amount of the entity's equity or debt securities owned by the Company did not exceed 5% of the entity's outstanding equity or debt securities, respectively, at any time since the beginning of the preceding calendar year, and
        (b) the Company received no extra benefit not shared on a pro rata basis by other security holders;

6.      Gifts, perquisites, and other similar transactions between the Company and the director or an immediate family member that did not provide an aggregate direct or indirect financial benefit or value of more than $5,000 to the director and immediate family members in the preceding calendar year;

7.      The Company's employment in any capacity of an immediate family member of the director, if the direct and indirect compensation paid to the director's immediate family member in the preceding calendar year was $60,000 or less;

8.      Payments made to the Company by an entity with which the director or an immediate family member is currently or was since the beginning of the preceding calendar year affiliated as a director, officer, trustee, or employee, or otherwise, if in the entity's preceding fiscal year, the payments involved the Company's rendering of services as a public utility at rates or charges fixed in conformity with law or governmental authority and were in an amount that did not exceed the greater of $1,000,000 or 2% of that entity's consolidated gross revenues as reported by that entity for that fiscal year;

9.      Equity or debt investments directly or indirectly currently held, or were held since the beginning of the preceding calendar year, by the director or an immediate family member in an entity with which an executive officer of the Company is currently, or since the beginning of the preceding calendar year was, affiliated as a director, officer, trustee or employee, or otherwise, if
        (a) the investments of the director and any immediate family member, and the executive officer of the Company, respectively, do not exceed 10% of the outstanding debt or equity securities, respectively, of the entity, (b) the executive officer of the Company is not an executive officer of the entity, and (c) the aggregate investments represent less than 10% of the net worth of each investor;

10.     Service since the beginning of the preceding calendar year by an officer of the Company as a director or trustee (or similar position) of an entity where the director or an immediate family member serves as an executive officer, if the officer (a) is or was not an executive officer of the Company, and (b) does not or did not have his or her annual compensation approved by any compensation committee of the Company of which the director or immediate family member is or was a member;

11.     The director's receipt of vested and non-forfeitable equity-based benefits and retirement benefits under qualified plans as a result of prior employment with the Company;

12.     As to immediate family members, any relationship between the Company and another entity with which the immediate family member is or has been employed in a non-executive officer capacity; and

13.     As to directors and immediate family members, any other relationship if the relationship has not existed or occurred since the beginning of the preceding calendar year.

    For purposes of the categories of relationships described in the above paragraphs:

o   "Company" means Edison International, SCE, and their consolidated subsidiaries;

o   "executive officer" has the same meaning specified for the term "officer" in Rule 16a-1(f) under the
    Securities Exchange Act of 1934; and

o   "immediate family member" of a Director means his or her spouse, parent, child, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, and anyone
    (other than domestic employees) who shares the Director's home; provided, that an individual shall not be deemed an immediate family member if the individual is no longer related to a Director as a result of legal separation, divorce, death, or incapacitation.

    For relationships not prohibited by New York Stock Exchange rules and also not covered under the preceding categories of immaterial relationships, the determination of whether a relationship is material or not, and therefore whether a Director is independent or not, is made in good faith by the Directors, provided that the Director whose relationship is under consideration abstains from the vote regarding his or her independence.

Q:  Which Directors have the Edison International and SCE Boards determined are independent?

A:  The Boards have determined that Directors Cordova, Freeman, Karatz, Nogales, Schlosberg, Smith, and
    Sutton, and Director nominee Curtis, have no material relationships with the Companies and, therefore, are independent.  The relationships between the Companies, on the one hand, and its independent Directors and
    Director nominee Curtis, on the other hand, reviewed by the Boards met the pre-established categories of immaterial relationships set by the Boards.

Q:  Is SCE subject to the same stock exchange listing standards regarding corporate governance matters as
    Edison International?

A:  No.  Edison International is listed on the New York Stock Exchange, and is subject to its listing standards on corporate governance and other matters.  SCE is listed on the American Stock Exchange.
    However, the American Stock Exchange only requires certain listed issuers to comply with designated corporate governance standards for Board and Board Committee composition including director independence, the director nominations process, and the process to determine executive compensation.  SCE is a controlled company exempt from these rules because over 50% of its voting power is held by its parent company, Edison International.

Q:  How many times did the Companies' Boards meet in 2005 and who is the Lead Director for executive sessions of the non-employee and independent Directors?

A:  During 2005, the Edison International Board and the SCE Board each met nine times.  During 2005, each current Director attended 75% or more of all Edison International and SCE Board and applicable
    Committees' and Subcommittees' meetings he or she was eligible to attend.  The Edison International Board also held three executive sessions of the non-employee Directors; the SCE Board held three executive sessions of the non-employee Directors, and one executive session of the independent Directors only.  The
    Presiding Director for these sessions is designated by the non-employee Directors on an annual basis and when a vacancy occurs.  Mr. Smith was designated as the Presiding Director in February 2005 and in May
    2005, and served as the Presiding Director for all such sessions held in 2005.  In December 2005, the
    Companies amended their respective Corporate Governance Guidelines to refer to the Presiding Director as
    the Lead Director, and Mr. Smith was designated as the Lead Director.    The Lead Director's name is
    posted on Edison International's Internet website at www.edisoninvestor.com under "Corporate
    Governance."

Q:  Do the Companies have a policy on attendance of Director nominees at annual shareholders' meetings?

A:  Director nominees are expected to attend annual meetings of the Companies' shareholders.  All 2005
    Director nominees of the respective Companies attended the 2005 annual meeting.

Q:  How may I communicate with the Board?

A:  Shareholders may communicate with any individual Director including the Lead Director, with the Directors as a group, or with the non-employee Directors as a group.  To do so, you may call the Companies'
    helpline at 800-877-7089 and ask the helpline provider to transmit the communication directly to the individual Director or intended group of Directors.  You may also deliver your communication in writing addressed to the Director or to the intended group of Directors c/o Corporate Secretary, Edison
    International or SCE, 2244 Walnut Grove Avenue, Rosemead, California 91770.  All communications other than surveys and advertising and marketing materials will be forwarded directly to the individual
    Director or group of Directors, as applicable.

Q:  Does Edison International have a policy on shareholder rights plans?

A:  Yes.  On February 26, 2004, the Edison International Board adopted the following policy on shareholder rights plans:

    Edison International's existing shareholder rights plan, which expires by its terms on November 21, 2006, has been amended to provide that Edison International's Board of Directors will not cause the plan to be triggered (i.e., making the rights exercisable) without prior approval by Edison International's shareholders.  Edison International's Board of Directors will not extend the existing rights plan.  Also, the Edison International Board would seek prior shareholder approval of the adoption of any new shareholder rights plan unless, due to timing constraints or other reasons consistent with the fiduciary duties of Edison International's Board of Directors, a committee consisting solely of independent
    Directors determines that it would be in the best interests of Edison

    International's shareholders to adopt the plan before obtaining shareholder approval.  Any rights plan hereafter adopted by Edison International's Board of Directors without prior shareholder approval shall automatically terminate on the first anniversary of the adoption of the plan unless, prior to such anniversary, the plan shall have been approved by Edison International's shareholders.

                                      BOARD COMMITTEES AND SUBCOMMITTEES

    Edison International and SCE have standing Audit, Compensation and Executive Personnel, Executive,
Finance, and Nominating/Corporate Governance Committees.  Additionally, SCE has a Pricing Committee, and both
Companies have subcommittees of the Compensation and Executive Personnel Committee.  The Committees' charters are posted on Edison International's Internet website at www.edisoninvestor.com, under "Corporate Governance,"
and are available in print upon request from the Edison International or SCE Corporate Secretary.  The
following table describes the Boards' committees and subcommittees.

           COMMITTEE                                                                           NUMBER
        OR SUBCOMMITTEE                                                                          OF
           NAME AND                               COMMITTEE AND                               MEETINGS
        CURRENT MEMBERS                      SUBCOMMITTEE FUNCTIONS                            IN 2005
------------------------------------------------------------------------------------------------------------------

Audit Committees(1)              o  Appoints the independent registered public                 Edison
    Thomas C. Sutton, Chair         accounting firm.                                       International:
    Bradford M. Freeman                                                                          8
    Luis G. Nogales              o  Assists the Boards in their oversight of 1) the
    Richard T. Schlosberg, III      integrity of financial statements, 2) systems of
    Robert H. Smith                 disclosure and internal control regarding finance,         SCE:
                                    accounting, legal compliance and ethics that                 8
                                    management and the Boards have established,
                                    3) compliance with legal and regulatory
                                    requirements, 4) the qualifications and
                                    independence of the independent registered public
                                    accounting firm retained for the purpose of preparing
                                    or issuing an audit report or performing other audit,
                                    review or attest services, and 5) the performance of the
                                    independent registered public accounting firm and of
                                    the internal audit function.

                                 o  Meets regularly with management, the independent registered public accounting firm, and the internal auditors to make
                                    inquiries regarding the manner in which the responsibilities of each are being discharged.

                                 o  Recommends to the Boards Audit Committee charter revisions and the inclusion of the year-end audited financial statements in the Annual Report on Form 10-K.

                                 o  Reviews with the independent registered public accounting firm the scope of audit and other engagements and the related fees, their independence, the adequacy of internal accounting
                                    controls, and the year-end audited financial statements.

                                 o  Produces annually a report on certain committee actions for the proxy statement.

______________________
(1) The respective Companies' Boards have determined that Mr. Sutton is a financial expert under SEC guidelines and is independent under the New York Stock Exchange listing standards.

           COMMITTEE                                                                              NUMBER
        OR SUBCOMMITTEE                                                                            OF
           NAME AND                               COMMITTEE AND                                   MEETINGS
        CURRENT MEMBERS                      SUBCOMMITTEE FUNCTIONS                               IN 2005
------------------------------------------------------------------------------------------------------------------

Compensation and                 o  Reviews the performance and sets the compensation              Edison
Executive Personnel                 of designated elected officers, including the               International:
Committees(2)                       Executive Officers.                                               4
    Robert H. Smith, Chair
    Bruce Karatz                 o  Reviews Director compensation for consideration
    Luis G. Nogales                 and action by the Boards.                                        SCE:
    Richard T. Schlosberg, III                                                                        4
    Thomas C. Sutton             o  Approves the design of executive and Director
                                    compensation programs, plans and arrangements.

                                 o  May elect designated officers and determine their
                                    compensation.

                                 o  Produces annually a report on executive compensation
                                    for the proxy statement.

                                 o  Has additional duties described in the "Compensation
                                    and Executive Personnel Committees' Report on Executive
                                    Compensation" below.

    (2) Dr. Cordova was a member of the Compensation and Executive Personnel Committees until May 19, 2005.

           COMMITTEE                                                                        NUMBER
        OR SUBCOMMITTEE                                                                       OF
           NAME AND                               COMMITTEE AND                            MEETINGS
        CURRENT MEMBERS                      SUBCOMMITTEE FUNCTIONS                         IN 2005
------------------------------------------------------------------------------------------------------------------

Executive Committees             o  Has all the authority of the Boards between             Edison
    Edison International            meetings except to the extent limited by the        International:
    John E. Bryson, Chair           California General Corporation Law.                       1
    Bruce Karatz
    Ronald L. Olson
    James M. Rosser                                                                          SCE:
    Thomas C. Sutton                                                                          3
    SCE
    John E. Bryson, Chair
    Alan J. Fohrer
    Bruce Karatz
    Ronald L. Olson
    James M. Rosser
    Thomas C. Sutton

Finance Committees               o  Regularly reviews the financial structure of their       Edison
    Luis G. Nogales, Chair          respective companies.                                 International:
    France A. Cordova                                                                           4
    Bradford M. Freeman          o  The Edison International Finance Committee
    Ronald L. Olson                 reviews the financial planning process and                 SCE:
    James M. Rosser                 investment outlook for Edison International and its         4
                                    nonutility subsidiaries, and approves certain
                                    investments.

                                 o  The SCE Finance Committee reviews the five-year capital expenditure outlook, financing plans, total revenue
                                    requirements, and earnings trends of SCE, and approves
                                    certain capital projects.

           COMMITTEE                                                                           NUMBER
        OR SUBCOMMITTEE                                                                          OF
           NAME AND                               COMMITTEE AND                               MEETINGS
        CURRENT MEMBERS                      SUBCOMMITTEE FUNCTIONS                            IN 2005
------------------------------------------------------------------------------------------------------------------

Nominating/Corporate                o  Periodically consults with management, reviews          Edison
Governance Committees(3)               shareholder recommendations for Director            International:
  Richard T. Schlosberg, III, Chair    nominees, and identifies and makes                         3
  Bradford M. Freeman                  recommendations regarding Board composition
  Bruce Karatz                         and selection of candidates for election.                 SCE:
  Robert H. Smith                                                                                 3
  France A. Cordova                 o  Periodically reviews and recommends updates
                                       to the Corporate Governance Guidelines applicable
                                       to their respective companies.

                                    o  Advises the Boards with respect to corporate
                                       governance matters.

                                    o  Oversees the evaluation of the Boards and Committees.

Pricing Committee(4)                o  Determines the final terms of any offering, issuance,      SCE:
  John E. Bryson                       or sale of Preferred Stock of SCE, in either                0
  Alan J. Fohrer                       a private placement or registered offering duly
  Luis G. Nogales                      authorized and approved by the SCE Board.
  (alternate member)

Compensation and                    o  May elect designated officers and determine their            Edison
Executive Personnel                    compensation.                                            International/
Subcommittees                                                                                        SCE:
  Robert H. Smith, Chair            o  May handle certain substantive and administrative              0;
  At least one Compensation            tasks related to executive compensation.                 Took action
  and Executive Personnel                                                                         only by
  Committee member                                                                               unanimous
  appointed by Committee                                                                       written consent
  Chair

________________

    (3) Dr. Rosser served as a member and Chair of the Nominating/Corporate Governance Committees until
        February 1, 2005.  Dr. Cordova became a member of the Committees on May 19, 2005.

    (4) This is a Committee of the SCE Board of Directors only formed in October 2005.
        The Chair of the SCE Finance Committee serves as an alternate member.

                                             DIRECTOR COMPENSATION

    Directors who are employees of Edison International or SCE are not paid additional compensation for serving as Directors except as described below under "Matching Gift Program."

Fees

    The fees and retainers paid to each non-employee Director were increased effective May 19, 2005.  The following table sets forth the schedule of fees and retainers for each non-employee Director in effect during
2005, both before and after the May 19, 2005 increase:

    ------------------------------------------ --------------------- ---------------------
                                               Rate in Effect        Rate in Effect on
                                               Before May 19, 2005   and After May 19, 2005
    ------------------------------------------ --------------------- ---------------------
    Annual Board Retainer                      $40,000               $45,000*
    ------------------------------------------ --------------------- ---------------------
    Additional Annual Retainer to Board        $5,000 ($10,000 for   $5,000 ($10,000 for
    Committee Chairs                           Audit Committee       Audit Committee
                                               chair)                chair)
    ------------------------------------------ --------------------- ---------------------
    Additional Annual Retainer to Executive    $2,000                N/A
    Committee Members
    ------------------------------------------ --------------------- ---------------------
    Additional Annual Retainer to each         N/A                   $7,500*
    Director who serves as Lead Director of
    the non-employee and independent
    Director executive sessions of the Boards
    ------------------------------------------ --------------------- ---------------------
    Fee for each Board meeting attended,       $1,500 ($3,000 for    $2,000
    including adjourned meetings               the Director who
                                               chairs an executive
                                               session of the
                                               Board)
    ------------------------------------------ --------------------- ---------------------
    Fee for each Board Committee and           $1,500                $2,000
    Subcommittee meeting attended, including
    adjourned meetings
    ------------------------------------------ --------------------- ---------------------
    Fee for any other business meeting         $1,500                $2,000
    attended as a Director
    ------------------------------------------ --------------------- ---------------------

    *  These rates were effective April 1, 2005

    Non-employee Directors serve on both the Edison International Board and the SCE Board and the same
Committees and Subcommittees of each Board.  Non-employee Directors receive only one retainer and, if the meetings of the Boards or the same Committees and Subcommittees of each of the Companies are held concurrently or consecutively, they receive only one meeting fee.  Additionally, if meetings of different
Committees and Subcommittees of each of the Companies are held jointly, the non-employee Directors receive only one meeting fee.  It is the usual practice of Edison International and SCE that meetings of the Edison
International and SCE Boards are held together or consecutively and a single meeting fee is paid to each non-employee Director for each set of meetings.  Edison International and

SCE Committee and Subcommittee meetings are similarly managed.  All Directors are reimbursed for out-of-pocket expenses they incur serving as Directors.

Equity Compensation Plan

    Non-employee Directors of Edison International and SCE are granted the following awards annually under the Edison International Equity Compensation Plan upon election or reelection to the Boards:

Upon initial election to the Boards:

    o   2,000 Edison International deferred stock units, and

    o   2,500 Edison International nonqualified stock options.

Upon reelection to the Boards:

    o   2,000 shares of Edison International Common Stock or deferred stock units, and

    o   2,500 Edison International nonqualified stock options.

    Directors serving on both Boards receive only one award per year.  Directors may choose in advance to receive the stock/deferred stock unit portion of the reelection award entirely in Edison International Common
Stock, entirely in deferred stock units or in any combination of the two.  The deferred stock units are credited to the Director's deferred compensation plan account.  Each stock unit represents the value of one share of Edison International Common Stock.  The deferred stock units accrue dividend equivalents, if and when dividends are declared on Edison International Common Stock, that are converted to additional stock units under the plan.  The deferred stock units cannot be voted or sold.  The deferred stock units will be distributed in Edison International Common Stock in a lump sum upon the Director's retirement from the Boards unless a request to receive distribution in the form of installments over 5, 10, or 15 years was previously submitted and approved.  Resignation prior to retirement will result in a lump sum payment in Edison
International Common Stock.  Upon the Director's death, any remaining deferred stock unit balance will be paid to the Director's beneficiary in a lump sum in Edison International Common Stock.

    Each Edison International nonqualified stock option awarded to Directors in 2005 may be exercised to purchase one share of Edison International Common Stock at an exercise price equal to $37.08, the fair market value of the underlying Common Stock on May 19, 2005, the date the stock option was granted.  The Director stock options and related dividend equivalents were fully vested upon grant.  Director stock options have a maximum ten-year term while the related dividend equivalents have a maximum term of five years.  The Director stock options are transferable to a spouse, child or grandchild.

    The stock options accrue dividend equivalents, if and when dividends are declared on Edison International
Common Stock, in an amount that would have been paid on the number of shares of Edison International Common
Stock covered by the corresponding stock options.  Dividend equivalents are credited to an account established on behalf of the holder.  Dividend equivalents accumulate without interest and are to be paid on or as soon as administratively practical after each June 1 of the year 2006 through 2010, subject to prior deferral elections.  No further dividend equivalents will accrue as to any corresponding Edison International stock option once such option is exercised, expires or otherwise terminates.

    Upon termination of service as a Director after attaining age 65 or because of death or permanent and total disability, the Director stock options may continue to be exercised and dividend equivalents will continue to accrue, pursuant to their original terms by the recipient or beneficiary.  If service as a
Director is terminated for any other reason, the Director stock options are forfeited unless exercised within
180 days of the date of termination, or by the end of the original term if earlier, and no dividend equivalents will be credited to the account after such termination date.

    Appropriate and proportionate adjustments may be made to outstanding Director stock options to reflect any impact resulting from various corporate events such as reorganizations and stock splits.  If Edison
International is not the surviving corporation in such a reorganization, all Director stock options then outstanding will be cashed out unless provisions are made as part of the transaction to continue the Equity
Compensation Plan or to assume or substitute stock options of the successor corporation with appropriate adjustments as to the number and price of the stock options.

    The Edison International Board administers the Equity Compensation Plan as to Director awards and has sole discretion to determine all terms and conditions of any award, subject to plan limits.  Edison
International may substitute cash that is equivalent in value to the Director deferred stock units and/or stock options and, with the consent of the Director, may amend the terms of any award.  Edison International will substitute cash awards to the extent necessary to pay any government levies.

Deferred Compensation Plans

    Director Deferred Compensation Plan

    Non-employee Directors of Edison International and SCE are eligible to defer up to 100% of their Board compensation, including any retainers, any meeting fees and dividend equivalents on Edison International stock options under the Edison International Director Deferred Compensation Plan. Amounts may be deferred until a specified date, retirement, death or discontinuance of service as a Director.  Amounts deferred accrue interest until paid to the Director.  Compensation deferred until retirement or death may be paid as a lump sum, in monthly installments of 60, 120, or 180 months, or in a combination of a partial lump sum and installments.  Deferred compensation is paid as a single lump sum or in three annual installments upon any other discontinuance of service as a Director.  In addition to the cash compensation a Director may defer, the deferred stock units discussed above under the section entitled "Equity Compensation Plan" are credited to the Director's account under this plan.  All amounts payable under this plan are treated as obligations of
Edison International.

    1985 Deferred Compensation Plan

    SCE non-employee Directors were previously permitted to defer compensation earned from October 1, 1985, through December 31, 1989, under the terms of the SCE 1985 Deferred Compensation Plan for Directors.  No
current compensation may be deferred under this plan.  Amounts deferred accrue interest until paid to the
Director.  The amounts are deferred until the participant ceases to be a Director, dies or attains a predetermined age of at least 65, but not greater than 72.  The account may be paid in 10 or 15 equal annual installments or 120 or 180 equal monthly installments.  If a participant dies before payments have begun, his or her beneficiary will receive the account payments over the term elected by the participant.  In addition, the beneficiary will receive annual payments equal to 75% of the participant's total deferral commitment for ten years.  If a participant dies after payments have begun, the remainder of his or her account will continue to be paid to the beneficiary.  Following the completion of these payments, if the beneficiary is the surviving spouse, the person will be entitled to a five-year-certain life annuity equal to 50% of the payments the participant had been receiving.  If the beneficiary is someone other than a spouse, the payments will be made for five years only.  All amounts payable under this plan are treated as obligations of SCE.

Preferential Interest

    Preferential interest (interest considered under SEC rules to be at above-market rates) was credited during 2005 to the deferred compensation plan accounts of the following Directors.

                      --------------------------- ----------------------
                                                      Preferential
                               Director                 Interest
                      --------------------------- ----------------------
                      France A. Cordova                  $  1,727
                      --------------------------- ----------------------
                      Bradford M. Freeman                $  4,823
                      --------------------------- ----------------------
                      Bruce Karatz                       $  4,236
                      --------------------------- ----------------------
                      Ronald L. Olson                    $ 13,371
                      --------------------------- ----------------------
                      James M. Rosser                    $ 54,525
                     --------------------------- -----------------------
                      Richard T. Schlosberg, III         $  4,829
                     --------------------------- -----------------------
                      Robert H. Smith                    $ 16,114
                      --------------------------- ----------------------
                      Thomas C. Sutton                   $ 12,476
                      --------------------------- ----------------------

Matching Gift Program

        Edison International has a matching gift program that provides assistance to qualified public and private schools by matching dollar-for-dollar gifts of at least $25 up to a prescribed maximum amount per calendar year for the Edison International companies' employees and all Directors on the Boards of Edison
International and SCE.  Edison International matches aggregate director contributions of up to $10,000 per calendar year to qualified institutions.  Edison International will match only up to $10,000 per calendar year of gifts made by an Edison International Director who is also an SCE Director.  Aggregate matching contributions in the following amounts were made by Edison International with respect to gifts made by the following Directors during 2005.

                      --------------------------- ----------------------
                               Director            Matching Contribution
                      --------------------------- ----------------------
                      John E. Bryson                     $ 10,000
                      --------------------------- ----------------------
                      France A. Cordova                  $  3,500
                      --------------------------- ----------------------
                      Bradford M. Freeman                $ 10,000
                      --------------------------- ----------------------
                      Luis G. Nogales                    $  4,500
                      --------------------------- ----------------------
                      James M. Rosser                    $ 10,000
                      --------------------------- ----------------------
                      Richard T. Schlosberg, III         $ 10,000
                      --------------------------- ----------------------
                      Robert H. Smith                    $ 10,000
                      --------------------------- ----------------------
                      Thomas C. Sutton                   $ 10,000
                      --------------------------- ----------------------

                    STOCK OWNERSHIP OF DIRECTORS, DIRECTOR NOMINEE, AND EXECUTIVE OFFICERS

    The following table shows the number of shares of Edison International Common Stock beneficially owned as of January 31, 2006, by the respective Directors and Director nominee of Edison International and SCE, the
Executive Officers of Edison International and SCE named in the Executive Compensation Summary Compensation
Table below, and all Directors, the Director nominee, and Executive Officers of each of Edison International and SCE as a group.  None of the persons included in the table beneficially owns any other equity securities of Edison International or SCE, or any subsidiary of either of them.  The table includes shares that can be acquired through April 1, 2006, through the payment of deferred stock units and the exercise of stock options.

 -------------------------------- ------------ ------------ ------------ ------------ -----------
                                                              Shares        Total
 Name of                           Deferred       Stock      of Common     Shares      Percent
 Beneficial Owner                    Stock     Options(2)    Stock(3)    Beneficially   of Class
                                   Units(1)                               Owned(4)
 -------------------------------- ------------ ------------ ------------ ------------ -----------
 Directors, Director nominee,
 and Executive Officers:
 -------------------------------- ------------ ------------ ------------ ------------ -----------
    John E. Bryson(5)                    0     1,857,757      512,045    2,369,802        *
    France A. Cordova                4,135         3,500            0        7,635        *
    Charles B. Curtis                    0             0            0            0        *
    Alan J. Fohrer(5)                    0       245,189       79,950      325,139        *
    Bradford M. Freeman              7,338         5,500       50,000       62,838        *
    Bruce Karatz                     7,338         5,500        3,300       16,138        *
    Luis G. Nogales                  7,091         5,500        4,795       17,386        *
    Ronald L. Olson                  7,091         5,500       30,220       42,811        *
    James M. Rosser                  6,023             0       10,100       16,123        *
    Richard T. Schlosberg, III       7,338         5,500        5,000       17,838        *
    Robert H. Smith                  7,091         5,500        9,900       22,491        *
    Thomas C. Sutton                 7,091         5,500       33,082       45,673        *
 -------------------------------- ------------ ------------ ------------ ------------ -----------
 Additional Executive Officers:
 -------------------------------- ------------ ------------ ------------ ------------ -----------
    Theodore F. Craver, Jr.(5)           0       543,074      125,734      668,808        *
    Thomas R. McDaniel(5)                0       534,477      118,936      653,413        *
    John R. Fielder(5)                   0       154,579       27,119      181,698        *
    Robert G. Foster(5)                  0       157,214            0      157,214        *
    Harold B. Ray(5)                     0       187,875       42,488      230,363        *
    Mahvash Yazdi(5)                     0       132,788       37,541      170,329        *
 -------------------------------- ------------ ------------ ------------ ------------ -----------
 All   Directors  and  Executive
  Officers of Edison International
  as a  group
 (18 individuals)                   60,536     3,632,866    1,029,816    4,723,218     1.45%
 -------------------------------- ------------ ------------ ------------ ------------ -----------
 All   Directors  and  Executive
 Officers of  SCE as a group
 (24 individuals)                  [60,536]   [3,265,634]   [939,448]   [4,265,618]    [1.31%]
 -------------------------------- ------------ ------------ ------------ ------------ -----------

*   The number of shares shown for each individual constitutes less than 1% of the outstanding shares of
Edison International Common Stock, as computed under SEC rules.

_______________
(1) Includes deferred stock units granted to the non-employee Directors that are payable in an equal number of shares of Edison International Common Stock upon the holder's death, retirement, or resignation.

(2) Includes shares which can be acquired or paid on an accelerated basis due to retirement, death, disability, resignation, or involuntary termination of employment without cause.

(3) Includes (i) shares held directly by the individual and/or in the name of a spouse, (ii) 401(k) Plan shares for which instructions not received from any plan participant may be voted by the Edison
    International stock fund investment manager as it chooses and (iii) shares held in family trusts, 401(k)
    plans, and foundations that may not be deemed beneficially owned under Section 16 of the Securities Exchange
    Act of 1934.  Except as follows, each individual has sole voting and investment power:

    Shared voting and sole investment power:
    Mr. Bryson - 25,053; Mr. Olson - 10,000; Dr. Rosser - 10,100; Mr. Smith - 6,900; Mr. McDaniel - 9,952;
    Mr. Fielder - 13,267; Mr. Ray - 1,473; Ms. Yazdi - 5,831; all Edison International Directors, the Director
    nominee, and Executive Officers as a group - 75,767; and all SCE Directors, the Director nominee, and
    Executive Officers as a group - [63,328].

    Shared voting and shared investment power:
    Mr. Bryson - 331,074; Mr. Fohrer - 49,709; Mr. Olson - 20,220 (includes 15,000 shares held in a foundation not deemed beneficially owned under Section 16 of the Securities Exchange Act of 1934);
    Mr. Smith - 3,000; Mr. Sutton - 33,082; Mr. Craver - 125,734; Mr. McDaniel - 100,914; Mr. Fielder - 3,152;
    Mr. Ray - 41,014; Ms. Yazdi - 31,710; all Edison International Directors, the Director nominee, and
    Executive Officers as a group - 682,691; and all SCE Directors, the Director nominee, and Executive
    Officers as a group - [140,909] (group numbers include 15,000 shares held in a foundation not deemed beneficially owned under Section 16 of the Securities Exchange Act of 1934).

(4) Includes shares listed in three columns to the left.

(5) Mr. Bryson is a Director and Executive Officer named in the Executive Compensation Summary
    Compensation Table below for both Edison International and SCE.  Mr. Fohrer is a Director of SCE only, but a named Executive Officer for both Edison International and SCE.  Messrs. Craver and McDaniel are
    named Executive Officers for Edison International only.  Mr. Foster, who resigned as President of SCE on
    September 30, 2005 and retired from SCE on December 31, 2005, and Mr. Fielder are named Executive
    Officers for both Edison International and SCE.  Mr. Ray and Ms. Yazdi are named Executive Officers for
    SCE only.

                                    STOCK OWNERSHIP OF CERTAIN SHAREHOLDERS

    The following are the only shareholders known by Edison International or SCE to beneficially own more than 5% of any class of either Company's voting securities as of January 31, 2006, except as otherwise indicated:

 ---------------------------- --------------------------------------- --------------- ---------
                                                                        Amount and
                                                                        Nature of
                                       Name and Address of              Beneficial    Percent
   Title of Class of Stock               Beneficial Owner               Ownership     of Class
 ---------------------------- --------------------------------------- --------------- ---------

 Edison International         State Street Bank and Trust Company     40,048,852(1)    12.29%
    Common Stock              225 Franklin Street
                              Boston, Massachusetts 02110
 ---------------------------- --------------------------------------- --------------- ---------
 Edison International         Barclays Global Investors, N.A.         24,744,983(2)    7.60%
    Common Stock              45 Fremont Street
                              San Francisco, California 94105

 ---------------------------- --------------------------------------- --------------- ---------
 SCE Common Stock             Edison International                    434,888,104(3)   100%
                              2244 Walnut Grove Avenue
                              Rosemead, California 91770
 ---------------------------- --------------------------------------- --------------- ---------

_______________
(1) This information is based on a Schedule 13G, dated February 13, 2006, filed with the SEC.  Acting in various fiduciary capacities, State Street reports that it has sole voting power over 9,759,506 shares, shared voting power over 30,289,346 shares and shared investment power over 40,048,852 shares, but disclaims beneficial ownership.  As of January 31, 2006, 29,632,852 shares, or 9.10% of the class, were held by State Street Bank and Trust Company as the 401(k) Plan Trustee.  401(k) Plan shares are voted in accordance with instructions given by participants, whether vested or not.  401(k) Plan shares for which instructions are not received may be voted by the Edison International stock fund investment manager as it chooses.

(2) This information is based on a Schedule 13G, dated January 31, 2006, filed with the SEC.  Barclays Global
    Investors, N.A., reports that it beneficially owns 19,913,346 shares, or 6.11%of the class, and that it has sole voting power over 17,059,253 shares and sole investment power over 19,913,346 shares.  The remaining 4,831,637 shares, or 1.48% of the class, are owned by other members of the Barclays group as reported on the Schedule 13G.  The Barclays shares reported on the Schedule 13G are held by Barclays in trust accounts for the economic benefit of the beneficiaries of those accounts.

(3) Edison International became the holder of all issued and outstanding shares of SCE Common Stock on
    July 1, 1988, when it became the holding company of SCE.  Edison International has sole voting and investment power over these shares.

                                            EXECUTIVE COMPENSATION
                                         SUMMARY COMPENSATION TABLE(1)

    The following table presents information regarding compensation of the Chief Executive Officers ("CEO")
of Edison International and SCE, and the other four most highly compensated Executive Officers of Edison
International and SCE, for services rendered during 2003, 2004 and 2005.  Mr. Foster's compensation for these years is also included as he would have been among the group of the four most highly compensated Executive
Officers, other than the CEO, of Edison International and SCE but for the fact that he was not an executive officer at the end of 2005.  These individuals are referred to as "Named Officers" in this Joint Proxy
Statement.

-------------------------------- ----------------------------- ------------------------------- ---------

                                                                   Long-Term Compensation
                                                               --------------------- ---------
                                     Annual Compensation              Awards         Payouts
-------------------------- ----- --------- --------- --------- ---------- ---------- --------- ---------
(a)                        (b)     (c)       (d)       (e)        (f)        (g)       (h)       (i)
-------------------------- ----- --------- --------- --------- ---------- ---------- --------- ---------
                                                      Other               Securities             All
                                                      Annual   Restricted Underlying            Other
Name and                                             Compen-     Stock    Options/     LTIP    Compen-
Principal Position(2)      Year   Salary    Bonus    sation(3) Award(s)     SARs     Payouts(4)sation(5)
                                   ($)       ($)       ($)        ($)        (#)       ($)       ($)
-------------------------- ----- --------- --------- --------- ---------- ---------- --------- ---------

John E. Bryson, Chairman   2005  1,160,000 2,100,000 16,892       --      359,004    9,339,353 525,876
of the Board, President    2004  1,115,000 1,950,000  6,373       --      387,538    4,228,587 498,985
and CEO of Edison          2003  1,065,000 1,700,000  5,491       --      330,124    3,102,351 736,524
International and
Chairman of the Board of
SCE
-------------------------- ----- --------- --------- --------- ---------- ---------- --------- ---------
Alan J. Fohrer,            2005   618,000   745,000   5,602       --      100,644    3,423,148 210,888
CEO of SCE                 2004   595,500   655,000   6,488       --      128,634    1,634,808 202,598
                           2003   575,000   817,000   5,568       --      102,246    1,239,282 190,004
-------------------------- ----- --------- --------- --------- ---------- ---------- --------- ---------
Theodore F. Craver, Jr.,   2005   570,000   798,000  20,108       --      172,644    2,213,363 198,495
Chairman of the Board,     2004   545,000   763,000     697       --      116,165     943,930  138,775
President and Chief        2003   520,000   692,000     661       --      102,246     739,204  124,435
Executive Officer of EME
and President & CEO of
Edison Capital
-------------------------- ----- --------- --------- --------- ---------- ---------- --------- ---------
Thomas R. McDaniel,        2005   587,500   700,000  16,184       --      150,454    6,858,664 68,193
Executive Vice President,  2004   565,000         0  14,629       --      120,428     667,469  52,774
CFO and Treasurer of       2003   545,000         0   5,593       --      102,246    1,202,620 33,184
Edison International
-------------------------- ----- --------- --------- --------- ---------- ---------- --------- ---------
Harold B. Ray,             2005   469,000   534,000  10,633       --       52,782    1,582,066 100,453
Executive Vice President   2004   451,000   440,000   3,526       --       71,969     636,649  96,618
of SCE(6)                  2003   437,000   540,000   3,416       --       63,116     546,133  944,593
-------------------------- ----- --------- --------- --------- ---------- ---------- --------- ---------
Robert G. Foster,          2005   455,000   521,407   5,602       --       51,206    1,204,208 88,344
Retired President of       2004   437,000   427,000   4,175       --       76,708     488,893  69,310
SCE(7)
                           2003   417,000   543,000   4,641       --       63,239     424,527  80,846
-------------------------- ----- --------- --------- --------- ---------- ---------- --------- ---------
John R. Fielder,           2005   341,340   422,000    5,126      --        26,640    857,087   47,635
President of SCE           2004   318,700   272.000    4,453      --        39,959    369,597   38,414
                           2003   307,000   338,000    7,318      --        33,255    326,770   25,293
-------------------------- ----- --------- --------- --------- ---------- ---------- --------- ---------
Mahvash Yazdi, Senior      2005   348,400   336,000    5,775      --        28,007    923,752   76,112
Vice President & Chief     2004   335,000   295,000    6,770      --        43,912    357,234   58,578
Information Officer of     2003   295,700   310,000   1,708       --        32,031    331,169   53,781
Edison International
and SCE
-------------------------- ----- --------- --------- --------- ---------- ---------- --------- ---------
___________________
(1) For Edison International, the Named Officers for 2005 are John E. Bryson, Alan J. Fohrer, Theodore F.
    Craver, Jr., Thomas R. McDaniel, Robert G. Foster and John R. Fielder.  For SCE, the Named

    Officers for 2005 are John E. Bryson, Alan J. Fohrer, Harold B. Ray, Robert G. Foster, John R. Fielder
    and Mahvash Yazdi.

(2) The principal positions shown are at December 31, 2005.

(3) The amounts shown in column (e) represent the amount of reimbursed taxes.  Other perquisites provided to each of the Named Officers do not exceed the lesser of $50,000 or 10% of the Named Officer's annual salary plus bonus for the applicable year.

(4) The amounts shown in column (h) for 2005 include (i) payment of the 2002 Edison International Performance
    Shares, and (ii) the value of the shares of Edison International Common Stock issued in payment of 25% of the deferred stock units awarded in 2001 pursuant to the Edison International Stock Option Retention
    Exchange Offer.

(5) The amounts shown in column (i) for 2005 include plan contributions (contributions to the 401(k) Plan and a supplemental plan for eligible participants who are affected by 401(k) Plan participation limits imposed on higher paid individuals by federal tax law), preferential interest (that portion of interest that is considered under SEC rules to be at above-market rates) accrued on deferred compensation, vacation sale proceeds, survivor benefits, and disability benefits in the following amounts:

    ---------------------- -------------- ------------- ---------- ----------- -----------
                                                        Vacation
                               Plan       Preferential    Sale      Survivor   Disability
                           Contributions    Interest    Proceeds   Benefits*    Benefits
                                ($)           ($)          ($)        ($)         ($)
    ---------------------- -------------- ------------- ---------- ----------- -----------
    John E. Bryson             99,600        338,954          0      87,322            0
    ---------------------- -------------- ------------- ---------- ----------- -----------
    Alan J. Fohrer             45,203        108,974          0      34,947       21,764
    ---------------------- -------------- ------------- ---------- ----------- -----------
    Theodore F. Craver, Jr.    46,290        119,292          0      26,613            0
    ---------------------- -------------- ------------- ---------- ----------- -----------
    Thomas R. McDaniel         12,600         13,024          0      29,756            0
    ---------------------- -------------- ------------- ---------- ----------- -----------
    Harold B. Ray              33,841         22,852      9,019      34,741            0
    ---------------------- -------------- ------------- ---------- ----------- -----------
    Robert G. Foster           33,023         40,120          0      15,202            0
   ---------------------- -------------- ------------- ---------- ----------- -----------
    John R. Fielder            24,672         11,376          0      11,587            0
    ---------------------- -------------- ------------- ---------- ----------- -----------
    Mahvash Yazdi              25,602         39,867          0      10,643            0
    ---------------------- -------------- ------------- ---------- ----------- -----------

___________________
*   Includes the 2005 cost of survivor benefits under the Survivor Benefit Plan, Executive Deferred
    Compensation Plan, 1985 Deferred Compensation Plan, Survivor Income Continuation Plan, and Supplemental
    Survivor Income/Retirement Income Plan.

(6) Mr. Ray retired from SCE on December 31, 2005.

(7) Mr. Foster resigned as President of SCE on September 30, 2005, and retired from SCE on December 31, 2005.

                                          OPTION / SAR GRANTS IN 2005

    The following table presents information regarding Edison International nonqualified stock options granted during 2005 to the Named Officers pursuant to the Edison International Equity Compensation Plan or
2000 Equity Plan.  No Stock Appreciation Rights (SARs) were granted to any participant during 2005.

 --------------------------------------------------------------------------------- -------------
                                                                                    Grant Date
                                Individual Grants                                     Value
 -------------------------- ------------- ------------- ------------ ------------- -------------
 (a)                            (b)           (c)           (d)          (e)           (f)
                             Number of     % of Total
                             Securities   Options/SARs                                Grant
                             Underlying    Granted to    Exercise                      Date
                            Options/SARs   Employees      or Base     Expiration     Present
 Name                       Granted(1)(2)  in Fiscal       Price         Date        Value(3)
                                (#)           Year        ($/Sh)                       ($)
                                              (%)
 -------------------------- ------------- ------------- ------------ ------------- -------------

 John E. Bryson               359,004         10%         31.935      01/02/2015   3,349,507
 -------------------------- ------------- ------------- ------------ ------------- -------------
 Alan J. Fohrer               100,644          3%         31.935      01/02/2015     939,009
 -------------------------- ------------- ------------- ------------ ------------- -------------
 Theodore F. Craver, Jr.      100,644          3%         31.935      01/02/2015     939,009
 -------------------------- ------------- ------------- ------------ ------------- -------------
 Theodore F. Craver, Jr.       72,000          2%         32.710      01/02/2015     688,320
 -------------------------- ------------- ------------- ------------ ------------- -------------
 Thomas R. McDaniel            94,454          3%         31.935      01/02/2015     881,256
 -------------------------- ------------- ------------- ------------ ------------- -------------
 Thomas R. McDaniel            56,000          2%         32.710      01/02/2015     535,360
 -------------------------- ------------- ------------- ------------ ------------- -------------
 Harold B. Ray                 52,782          2%         31.935      01/02/2015     492,456
 -------------------------- ------------- ------------- ------------ ------------- -------------
 Robert G. Foster              51,206          1%         31.935      01/02/2015     477,752
 -------------------------- ------------- ------------- ------------ ------------- -------------
 John R. Fielder               26,640          1%         31.935      01/02/2015     248,551
 -------------------------- ------------- ------------- ------------ ------------- -------------
 Mahvash Yazdi                 28,007          1%         31.935      01/02/2015     261,305
 -------------------------- ------------- ------------- ------------ ------------- -------------

_______________
(1) Seventy-five percent of each Named Officer's annual long-term incentive compensation for 2005 was awarded in the form of Edison International nonqualified stock options ("Stock Options") and dividend equivalents.  The remaining portion of the Named Officer's long-term incentive compensation for 2005 was awarded in the form of Edison International performance shares as set forth below in the table entitled
    "Long-Term Incentive Plan Awards in Last Fiscal Year."  Each Stock Option granted in 2005 may be exercised to purchase one share of Edison International Common Stock at an exercise price equal to the fair market value of the underlying Common Stock on the date the Stock Option was granted.  Edison International will substitute cash awards to the extent necessary to pay required tax withholding or any governmental levies.

(2) The Stock Options and dividend equivalents are subject to a four-year vesting period with one-fourth of the total award vesting and becoming exercisable on January 2, 2006, January 2, 2007, January 2, 2008 and
    January 2, 2009.  The awards of Messrs. Bryson, Fohrer, Craver and McDaniel are transferable to a spouse, child or grandchild.  If an award holder terminates employment after attaining age 65, after attaining age 55 with five years of service during the vesting period, or after such earlier date that qualifies the holder for retirement under any company retirement plan, the Stock Options will continue to vest as scheduled and be exercisable for the full original term, subject to pro rated adjustment for such separations from service occurring within the first year following the grant date. If an award holder terminates employment because of death or permanent and total disability during the vesting period, all unvested Stock Options and dividend equivalents will immediately vest and the stock options may be exercised pursuant to their original terms by the award holder or beneficiary.  If an award holder is terminated involuntarily not for cause, one additional year of vesting credit will be applied and the Stock Options and dividend equivalents will vest on a pro rata basis.
    If the award holder is not retirement-eligible, he or she will then have one year to exercise the vested
    Stock Options before they are forfeited, or until the end of the original term if earlier.  If employment is terminated other than as described above, unvested Stock Options and dividend equivalents are forfeited.  Stock Options which had vested as of the prior anniversary date of the grant are also forfeited unless exercised within 180 days of the date of termination.

    Dividend equivalents in the amount of dividends that would have been paid on the number of shares of
    Common Stock covered by the corresponding Stock Option will be credited to an account established on behalf of the holder to the extent dividends are declared on Edison International Common Stock during the first five years of the Stock Option term.  Dividend equivalents accumulate without interest.  Dividend
    Equivalents are paid in cash as soon as administratively practical after the vesting dates or, if later, in January after the dividend equivalents are credited, although Edison International has discretion to pay dividend equivalents in shares of Edison International Common Stock.  No further dividend equivalents will accrue as to any Stock Option once that Stock Option is exercised, expires or otherwise terminates.

    Appropriate and proportionate adjustments may be made by the Edison International Compensation and
    Executive Personnel Committee to outstanding Stock Options and dividend equivalents to reflect any impact resulting from various corporate events such as reorganizations, mergers and stock splits.  If Edison
    International is not the surviving corporation after such a transaction, all Stock Options and dividend equivalents then outstanding will vest and be exercisable for a period of two years if Edison
    International Common Stock remains outstanding, or until the end of their respective terms if earlier.
    If Edison International Common Stock does not remain outstanding following such a transaction, and the
    Stock Options and dividend equivalents are not assumed by a successor entity, unexercised Stock Options and dividend equivalents will be settled in cash.

    The Edison International Compensation and Executive Personnel Committee administers the Equity
    Compensation Plan as to the Named Officers and has sole discretion to determine all terms and conditions of any award, subject to plan limits.  It may substitute cash that is equivalent in value to the Stock
    Options and dividend equivalents and, with the consent of the executive, may amend the terms of any award agreement, including the post-termination term, and the vesting schedule.

(3) The grant date value of each Stock Option awarded in January 2005 to the Named Officers was calculated to be $9.33 per option share using the Black-Scholes stock option pricing model.  In making this calculation, it was assumed that the exercise period was 10 years, the volatility rate was 19.61%, the risk-free rate of return was 4.21%, the average dividend yield was 3.13% and the stock price and exercise price were $31.935.  The grant date value of each Stock Option awarded in February 2005 to the Named
    Officers was calculated to be $9.56 per option share using the Black-Scholes stock option pricing model.
    In making this calculation, it was assumed that the exercise period was 10 years, the volatility rate was
    19.64%, the risk-free rate of return was 4.22%, the average dividend yield was 3.06% and the stock price and exercise price were $32.71.

                                   AGGREGATED OPTION / SAR EXERCISES IN 2005
                                        AND FY-END OPTION / SAR VALUES

    The following table presents information regarding the exercise of Stock Options during 2005 by any of the Named Officers, and regarding unexercised Stock Options held at year-end 2005 by any of the Named
Officers.  No SARS were exercised during 2005 or held at year-end 2005 by any of the Named Officers.

  --------------------- ------------ ------------- --------------------- -----------------------
            (a)             (b)          (c)               (d)                    (e)
  --------------------- ------------ ------------- --------------------- -----------------------
                                                   Number of Securities         Value of
                                                        Underlying            Unexercised
                                                       Unexercised            In-the-Money
                                                      Options / SARs       Options / SARs at
                          Shares                        at FY-End(1)           FY-End(1) (2)
                         Acquired       Value              (#)                    ($)
                                                   --------------------- -----------------------
                        on Exercise    Realized       Exercisable /          Exercisable /
  Name                      (#)          ($)          Unexercisable          Unexercisable
  --------------------- ------------ ------------- --------------------- -----------------------

  John E. Bryson          165,000    3,954,433       976,716/881,041     21,426,044/17,328,879
  --------------------- ------------ ------------- --------------------- -----------------------
  Alan J. Fohrer          237,434    3,865,353        41,177/270,751        659,238/5,433,212
  --------------------- ------------ ------------- --------------------- -----------------------
  Theodore F. Craver, Jr.  22,300      561,186       235,444/329,983      5,364,693/5,929,739
  --------------------- ------------ ------------- --------------------- -----------------------
  Thomas R. McDaniel       72,200      195,844       246,006/310,790      5,638,103/5,747,577
  --------------------- ------------ ------------- --------------------- -----------------------
  Harold B. Ray            97,961    1,214,834        67,214/152,219      1,079,046/3,123,771
  --------------------- ------------ ------------- --------------------- -----------------------
  Robert G. Foster         75,852    1,512,429        64,185/150,996      1,139,398/3,103,350
  --------------------- ------------ ------------- --------------------- -----------------------
  John R. Fielder          69,398    1,111,645         81,804/80,164      1,805,346/1,655,559
  --------------------- ------------ ------------- --------------------- -----------------------
  Mahvash Yazdi            31,878      642,135         55,146/84,985      1,191,037/1,744,194
  --------------------- ------------ ------------- --------------------- -----------------------

_______________
(1) Each Stock Option may be exercised for one share of Edison International Common Stock at an exercise price equal to the fair market value of the underlying Common Stock on the date the option was granted.
    Dividend equivalents on outstanding Stock Options issued prior to 2000 and after 2002 accrue to the extent dividends are declared on Edison International Common Stock.  The option terms for current year awards are discussed in footnote (2) in the table above entitled "Option/SAR Grants in 2005."

(2) Stock Options are treated as "in-the-money" if the fair market value of the underlying stock at year-end
    2005 exceeded the exercise price of the Stock Options.  The dollar amounts shown for the Stock Options are the differences between (i) the fair market value of the Edison International Common Stock underlying all unexercised "in-the-money" options at year-end 2005 and (ii) the exercise prices of those Stock
    Options.

    The aggregate value at year-end 2005 of all accrued dividend equivalents for the Named Officers was:

                     --------------------------- ------------------------
                                                          $ / $
                                                    Vested / Unvested
                     --------------------------- ------------------------
                     John E. Bryson              2,553,510/1,309,514
                     --------------------------- ------------------------
                     Alan J. Fohrer                 200,443/408,184
                     --------------------------- ------------------------
                     Theodore F. Craver, Jr.        495,311/462,266
                     --------------------------- ------------------------
                     Thomas R. McDaniel             239,864/446,252
                    --------------------------- -------------------------
                     Harold B. Ray                  330,671/230,893
                    --------------------------- -------------------------
                     Robert G. Foster               261,159/236,771
                     --------------------------- ------------------------
                     John R. Fielder                221,908/123,627
                    --------------------------- -------------------------
                     Mahvash Yazdi                  193,034/129,892
                     --------------------------- ------------------------

                                           LONG-TERM INCENTIVE PLAN
                                          AWARDS IN LAST FISCAL YEAR

    The following table presents information regarding Edison International performance shares granted during 2005 to the Named Officers.

 ------------------------ --------------- --------------- -----------------------------------
                                                            Estimated Future Payouts Under
                                                            Non-Stock Price-Based Plans(2)
 ------------------------ --------------- --------------- ----------- ----------- -----------
 (a)                           (b)             (c)           (d)         (e)         (f)
                                           Performance
                            Number of        or Other
                             Shares,          Period
                          Units or Other      Until
 Name                         Rights(1)     Maturation    Threshold     Target     Maximum
                               (#)          Or Payout        (#)         (#)         (#)
 ------------------------ --------------- --------------- ----------- ----------- -----------
 John E. Bryson              34,962          3 years         8,741      34,962    104,886
------------------------ --------------- --------------- ----------- ----------- -----------
 Alan J. Fohrer               9,802          3 years         2,451       9,802     29,406
 ------------------------ --------------- --------------- ----------- ----------- -----------
 Theodore F. Craver, Jr.     16,802          3 years         4,201      16,802     50,406
 ------------------------ --------------- --------------- ----------- ----------- -----------
 Thomas R. McDaniel          14,699          3 years         3,675      14,699     44,097
 ------------------------ --------------- --------------- ----------- ----------- -----------
 Harold B. Ray                5,141          3 years         1,286       5,141     15,423
 ------------------------ --------------- --------------- ----------- ----------- -----------
 Robert G. Foster             4,987          3 years         1,247       4,987     14,961
 ------------------------ --------------- --------------- ----------- ----------- -----------
 John R. Fielder              2,595          3 years           649       2,595      7,785
 ------------------------ --------------- --------------- ----------- ----------- -----------
 Mahvash Yazdi                2,728          3 years           682       2,728      8,184
 ------------------------ --------------- --------------- ----------- ----------- -----------

_______________
(1) Twenty-five percent of each Named Officer's annual long-term incentive compensation for 2005 was awarded in the form of Edison International performance shares ("Performance Shares").  The remaining portion of the Named Officer's long-term incentive compensation for 2005 was awarded in the form of Stock Options and dividend equivalents as set forth above in the table entitled "Option/SAR Grants in 2005."

    Performance Shares are stock-based units with each unit worth one share of Edison International Common
    Stock, payment of which is subject to a three-year performance measure based on the percentile ranking of Edison International total shareholder return ("TSR") compared to the TSR for each stock comprising the Philadelphia Utility Index, adjusted to delete AES Corporation and to add Sempra
    Energy.  A target number of contingent Performance Shares was awarded.  Dividend equivalents included with these grants are described below.  The Performance Shares cannot be voted or sold.  One-half of any earned Performance Shares will be paid in Edison International Common Stock under the Equity Compensation
    Plan, and one-half will be paid in cash equal to the value of such stock outside of the plan, although
    Edison International has discretion to pay all Performance Shares in stock.  The payment will be based on the average of the New York Stock Exchange high and low prices of Edison International Common Stock on
    December 31, 2007, subject to the Named Officer's continued employment by the Companies through that date.  If an award holder terminates employment after attaining age 65, after attaining age 55 with five years of service during the performance period, or after such earlier date that qualifies the holder for retirement under any company retirement plan, the Performance Shares will continue to vest as scheduled, subject to prorated adjustment for such separations from service occurring within the first year following the grant date.  If an award holder terminates employment because of death or permanent and total disability during the performance period, the Performance Shares will remain eligible to vest on a prorata basis.  If an award holder is terminated involuntarily not for cause, the Performance Shares will remain eligible to vest on a prorata basis, and one additional year of vesting credit will be applied.
    If employment is terminated during the performance period other than as described above, unvested
    Performance Shares are forfeited.  The Performance Shares are not transferable, but a beneficiary may be designated in the event of death.  Edison International will substitute cash awards to the extent necessary to pay required tax withholding or any government levies, and has reserved the right to substitute cash awards substantially equivalent in value to the Performance Shares.

    Dividend equivalents in the amount of dividends that would have been paid on the number of shares of
    Common Stock covered by the corresponding target number of Performance Shares will be credited to an account established on behalf of the holder to the extent dividends are declared on Edison International
    Common Stock.  The dividend equivalents accumulate without interest and will be paid in cash following the end of the performance period when the Performance Shares are paid although Edison International has discretion to pay dividend equivalents in shares of Edison International Common Stock.  The dividend equivalents paid will be adjusted upward or downward at the time of payment to correlate with the actual number of Performance Shares paid based on the Edison International TSR percentile ranking.  In the event of a termination of the award holder's employment during the performance period, the dividend equivalents will be subject to the rules applicable to Performance Shares described above.

    Appropriate and proportionate adjustments may be made by the Edison International Compensation and
    Executive Personnel Committee to outstanding Performance Shares to reflect any impact resulting from various corporate events such as reorganizations and stock splits.  If Edison International is not the surviving corporation in such a reorganization, Performance Shares then outstanding will vest and be paid in cash at the greater of the value of the target number of Performance Shares or the value of shares that would have been paid if the performance period ended on that date based on actual performance.

(2) The amounts shown in columns (d), (e), and (f) represent the number of shares of Edison International
    Common Stock payable half in stock and half in cash for the specified levels of Edison International TSR performance.  The Edison International TSR ranking must be at the 40th percentile to achieve the threshold payment indicated in Column (d), which is 25 percent of the target number of shares.  The target number shown in Column (e) will be paid if the Edison International TSR rank is at the 50th percentile.  If the Edison International TSR percentile ranking is at the 90th percentile or higher, the maximum payment will be earned, which is three times the target amount.  Amounts in between these

    TSR performance percentiles are interpolated on a straight-line basis.  The amounts shown do not include dividend equivalents.

                                             PENSION PLAN TABLE(1)

    The following table presents estimated gross annual benefits(2) payable upon retirement at age 65 to the
Named Officers in the remuneration and years of service classifications indicated.

 --------------- -----------------------------------------------------------------------------

                                               Years of Service
                 --------- ---------- --------- ----------- ----------- ---------- -----------
     Annual
  Remuneration      10        15         20         25          30         35          40
 --------------- --------- ---------- --------- ----------- ----------- ---------- -----------
     200,000     50,000     67,500    85,000     102,500     120,000    130,000     140,000
 --------------- --------- ---------- --------- ----------- ----------- ---------- -----------
     400,000     100,000   135,000    170,000    205,000     240,000    260,000     280,000
 --------------- --------- ---------- --------- ----------- ----------- ---------- -----------
     600,000     150,000   202,500    255,000    307,500     360,000    390,000     420,000
 --------------- --------- ---------- --------- ----------- ----------- ---------- -----------
     800,000     200,000   270,000    340,000    410,000     480,000    520,000     560,000
 --------------- --------- ---------- --------- ----------- ----------- ---------- -----------
   1,000,000     250,000   337,500    425,000    512,500     600,000    650,000     700,000
 --------------- --------- ---------- --------- ----------- ----------- ---------- -----------
   1,200,000     300,000   405,000    510,000    615,000     720,000    780,000     840,000
 --------------- --------- ---------- --------- ----------- ----------- ---------- -----------
   1,400,000     350,000   472,500    595,000    717,500     840,000    910,000     980,000
 --------------- --------- ---------- --------- ----------- ----------- ---------- -----------
   1,600,000     400,000   540,000    680,000    820,000     960,000    1,040,000  1,120,000
 --------------- --------- ---------- --------- ----------- ----------- ---------- -----------
   1,800,000     450,000   607,500    765,000    922,500    1,080,000   1,170,000  1,260,000
 --------------- --------- ---------- --------- ----------- ----------- ---------- -----------
   2,000,000     500,000   675,000    850,000   1,025,000   1,200,000   1,300,000  1,400,000
 --------------- --------- ---------- --------- ----------- ----------- ---------- -----------
   2,200,000     550,000   742,500    935,000   1,127,500   1,320,000   1,430,000  1,540,000
 --------------- --------- ---------- --------- ----------- ----------- ---------- -----------
   2,400,000     600,000   810,000    1,020,000 1,230,000   1,440,000   1,560,000  1,680,000
 --------------- --------- ---------- --------- ----------- ----------- ---------- -----------
   2,600,000     650,000   877,500    1,105,000 1,332,500   1,560,000   1,690,000  1,820,000
 --------------- --------- ---------- --------- ----------- ----------- ---------- -----------
   2,800,000     700,000   945,000    1,190,000 1,435,000   1,680,000   1,820,000  1,960,000
 --------------- --------- ---------- --------- ----------- ----------- ---------- -----------
   3,000,000     750,000   1,012,500  1,275,000 1,537,500   1,800,000   1,950,000  2,100,000
 --------------- --------- ---------- --------- ----------- ----------- ---------- -----------
   3,200,000     800,000   1,080,000  1,360,000 1,640,000   1,920,000   2,080,000  2,240,000
 --------------- --------- ---------- --------- ----------- ----------- ---------- -----------
   3,400,000     850,000   1,147,500  1,445,000 1,742,500   2,040,000   2,210,000  2,380,000
 --------------- --------- ---------- --------- ----------- ----------- ---------- -----------

_______________
(1) The annual pension benefit estimates are based on the terms of the SCE Retirement Plan, a qualified defined benefit employee retirement plan, and the SCE Executive Retirement Plan, a nonqualified supplemental executive retirement plan, with the following assumptions:  (i) SCE's qualified retirement plan will be maintained, (ii) optional forms of payment which reduce benefit amounts have not been selected, and (iii) any benefits in excess of limits contained in the Internal Revenue Code of 1986 and any incremental benefits not included in the qualified retirement plan will be paid out of the Executive
    Retirement Plan or an excess benefit plan as unsecured obligations of Edison International or the participating affiliate.  For purposes of the Executive Retirement Plan, as of December 31, 2005,
    Mr. Bryson had completed 21 years of service, Mr. Fohrer - 32 years, Mr. Craver - 9 years, Mr. McDaniel -
    34 years, Mr. Ray - 35 years, Mr. Foster - 21 years, Mr. Fielder - 35 years, and Ms. Yazdi - 9 years.

(2) The retirement benefit of the Named Officers at age 65 is determined by a percentage of the executive's highest 36 months of salary and annual incentive prior to attaining age 65.  Compensation used to calculate combined benefits under the plans is based on salary and bonus (excluding special recognition awards) as reported in the table above entitled "Summary Compensation Table."

    The service percentage is based on 1 3/4% per year for the first 30 years of service (52 1/2% upon completion of 30 years of service) and 1% for each year in excess of 30.  The Named Officers receive an additional service percentage of3/4% per year for the first ten years of service (7 1/2% upon completion of ten years of service).  The actual benefit is offset by up to 40% of the executive's primary Social Security benefits and by Profit Sharing contributions, if any, made by the Company to the officers' 401(k)
    accounts.

    The normal form of benefit is a life annuity with a 50% survivor benefit following the death of the participant.  Retirement benefits are reduced for retirement prior to age 61.  The amounts shown in the
    Pension Plan Table above do not reflect reductions in retirement benefits due to the Social Security offset or early retirement.

    Mr. Fohrer has elected to retain coverage under a prior benefit program.  This program provided, among other benefits, the post-retirement benefits discussed in the following section.  The retirement benefits provided under the prior program are less than the benefits shown in the Pension Plan Table in that they do not include the additional 7 1/2% service percentage.  To determine these reduced benefits, multiply the dollar amounts shown in each column by the following factors:  10 years of service - 70%, 15 years - 78%,
    20 years - 82%, 25 years - 85%, 30 years - 88%, 35 years - 88%, and 40 years - 89%.

                                           OTHER RETIREMENT BENEFITS

    Additional post-retirement benefits are provided pursuant to the Survivor Income Continuation Plan and the Survivor Income/Retirement Income Plan under the Executive Supplemental Benefit Program.  For purposes of determining the estimated annual benefits payable under these plans upon retirement at normal retirement age for each of the Named Officers, which is dependent upon final compensation, the highest compensation level in the Pension Plan Table above ($3,400,000) has been used in the examples which follow.

    The Survivor Income Continuation Plan provides a post-retirement survivor benefit payable to the beneficiary of the Named Officer following his or her death.  The benefit is approximately 19.4% of final compensation (salary at retirement and the average of the three highest annual incentives paid in the five years prior to retirement) payable for ten years certain.  If a Named Officer's final annual compensation were $3,400,000, the beneficiary's estimated annual survivor benefit would be $659,600.  Mr. Fohrer has elected coverage under this plan.

    The Supplemental Survivor Income/Retirement Income Plan provides a post-retirement survivor benefit payable to the beneficiary of the Named Officer following his or her death.  The benefit is 25% of final compensation (salary at retirement and the average of the three highest annual incentives paid in the five years prior to retirement) payable for ten years certain.  At retirement, a Named Officer has the right to elect the retirement income benefit in lieu of the survivor income benefit.  The retirement income benefit is
10% of final compensation (salary at retirement and the average of the three highest annual incentives paid in the five years prior to retirement) payable to the participant for ten years certain immediately following retirement.  If a Named Officer's final annual compensation were $3,400,000, the beneficiary's estimated annual survivor benefit would be $850,000.  If a Named Officer were to elect the retirement income benefit in lieu of the survivor income benefit and had final annual compensation of $3,400,000, the Named Officer's estimated annual benefit would be $340,000.  Mr. Fohrer elected coverage under this plan.

    The 1985 Deferred Compensation Plan provides a post-retirement survivor benefit.  This plan allowed eligible participants in September 1985 to voluntarily elect to defer until retirement a portion of annual salary and annual incentives otherwise earned and payable for the period October 1985 through January 1990.
Messrs. Bryson and Ray participate in this plan.  The post-retirement survivor benefit is 50% of the annual amount the participant had been receiving from the plan.  Survivor benefit payments begin following completion of the deferred compensation payments.  If the named beneficiary is the executive's spouse, then survivor benefits are paid as a life annuity, five years certain.  The benefit amount will be reduced actuarially if the spouse is more than five years younger than the executive at the time of the executive's death.  If the beneficiary is not the spouse, then benefits are paid for five years only.  The annual amounts that would be payable to the surviving beneficiaries of Mr. Bryson if he retired at age 65 is projected to be approximately $489,644.  The annual amount that will be payable to the surviving beneficiaries of Mr. Ray is
$23,357.

    Mr. Bryson is entitled to benefits accrued under the Retirement Plan for Directors before it was terminated in 1997.  He will be entitled to an annual retirement benefit in the amount of the annual retainer for the number of years he served on the Boards prior to 1998 (and meeting fees for years prior to 1996).
Mr. Bryson will receive $13,875 per quarter for eight years following his retirement from the Boards.

                                           EMPLOYMENT CONTRACTS AND
                                    TERMINATION OF EMPLOYMENT ARRANGEMENTS

Severance and Change in Control Arrangements

    Edison International provides severance benefits and change in control benefits to certain key employees, including all of the Named Officers, under the Edison International Executive Severance Plan (the "Severance
Plan").

    Under the Severance Plan, an eligible executive is generally entitled to severance benefits if his or her employment is terminated by his or her employer without cause and other than due to the executive's disability.

    Severance benefits generally include: (1) cash severance benefits consisting of an amount equal to a year's base salary, an amount equal to a year's target bonus, and an amount equal to a pro rata portion of the executive's target bonus for the portion of the calendar year employed prior to severance,  (2) an additional year of service credit and an additional year of age credit for the purposes of calculating the executive's pension benefit under the Executive Retirement Plan, and (3) an additional year of vesting of stock options and dividend equivalents, performance shares and deferred stock units, and certain additional benefits.

    Alternatively, a participating executive is generally entitled to enhanced severance benefits if, within a period that starts six months before and ends two years after an event that is deemed a "Change in Control"
of Edison International, the executive's employment is terminated by the employer for any reason other than cause or disability or by the executive for good reason, Edison International or any successor breaches any provision of the Severance Plan, or a successor fails or refuses to assume Edison International's obligations under the Severance Plan.  These enhanced severance benefits generally consist of full vesting of stock options and dividend equivalents, performance shares and deferred stock units in addition to the severance benefits described above.  If the executive is the Chief Executive Officer of Edison International, SCE, EME
or Edison Capital or the General Counsel or Chief Financial Officer of Edison International within the twelve months preceding his or her termination date, then the severance benefits are subject to further enhancement, and generally consist of  a cash severance benefit amounting to three years' worth of base salary and target bonus, the prorated target bonus for the year in which termination occurs, three years of service and age credit under the Executive Retirement Plan, and

enhancements to certain additional benefits.  If the executive is a senior vice president or higher-ranking officer of Edison International, SCE, EME or Edison Capital (but not one of the officers listed above) within the twelve months preceding his termination date, the enhancement to the severance benefits generally includes a cash severance benefit amounting to two years' worth of base salary and target bonus, the prorated target bonus for the year in which termination occurs, two years of service and age credit under the
Executive Retirement Plan, and enhancements to certain additional benefits.

    The Severance Plan also provides that if, following a Change in Control, excise taxes under Section 4999 of the Internal Revenue Code of 1986, as amended, apply to payments made under the Severance Plan or other plans or agreements, the executive will be entitled to receive an additional payment (net of income, employment and excise taxes) to compensate the executive for any excise tax imposed.

Employment Contracts

    Harold B. Ray.  On December 20, 2005, SCE and Harold B. Ray, then Executive Vice President of SCE, entered into a Consulting Agreement to serve as an independent contractor consultant to SCE for a two-year period commencing on January 1, 2006.  Mr. Ray retired as an employee of SCE on December 31, 2005.

    Pursuant to the Consulting Agreement, Mr. Ray is being paid a retainer of $25,000 per month.  In the event that Mr. Ray works for more than 750 hours in any 12-month period during his term as a consultant, he will be paid an additional $450 for each additional hour worked.  Under no circumstances is Mr. Ray to exceed
1,000 hours during either year of the two-year term.  SCE will reimburse Mr. Ray for reasonable travel and related expenses he incurs while serving as a consultant.

    Mr. Ray may terminate the Consulting Agreement at any time after January 1, 2007 if he accepts full-time employment at a business entity by giving SCE at least 90 days' advance written notice.  SCE may terminate the Consulting Agreement at any time after January 1, 2007 for any reason by giving Mr. Ray at least 60 days'
advance written notice.  SCE may also terminate the Consulting Agreement at any time for cause (as defined in the Consulting Agreement).

    Robert G. Foster.  On August 25, 2005, SCE and Robert Foster entered into (i) a Retirement Agreement, pursuant to which Mr. Foster resigned as President of SCE, effective September 30, 2005, and retired as an employee of SCE, effective December 31, 2005, and (ii) a Consulting Agreement, pursuant to which Mr. Foster is continuing to serve as a consultant to SCE for a three-year term commencing January 1, 2006.

    Pursuant to the Retirement Agreement, Mr. Foster continued to serve SCE in a senior advisory capacity from October 1, 2005 until his retirement, during which period he received the same level of compensation and benefits he would have been entitled to receive had he continued as SCE's President (except as modified by the Retirement Agreement).  Mr. Foster was paid an additional $160,000 on or about October 1, 2005, and his bonus percentage for 2005 was calculated at 65% (his normal target bonus percentage) multiplied by the average percentage of target for bonuses actually paid to other SCE officers at a level of Senior Vice
President or above for 2005.

    The Retirement Agreement provides that outstanding equity awards granted to Mr. Foster by Edison
International will generally vest and be paid according to their terms, except for certain modifications made to Mr. Foster's outstanding options approved by the Edison International Compensation and Executive Personnel
Committee.  All of Mr. Foster's outstanding options became fully vested on December 31, 2005.  Options granted to Mr. Foster in 2002 and 2003 became exercisable on the first business day of January 2006.  Options granted to Mr. Foster in 2004 and 2005 may be exercised only when and to the extent they would have vested under the existing vesting schedule.  Mr. Foster's outstanding dividend equivalents will be paid according to their terms, except that his existing deferral elections with respect to dividend equivalents otherwise credited or payable after December 31, 2005 will be void.

    Upon retirement, Mr. Foster became entitled to the following payments under the Retirement Agreement: (i)
monthly payments under an annuity over a 15-year period and an additional cash payment to cover taxes required to be withheld in connection with the annuity, (ii) a lump sum payment (less taxes) of his accrued benefit under the Executive Retirement Plan, and (iii) a lump sum payment (less taxes) of his accrued benefits under the SCE Retirement Plan and the Edison 401(k) Savings Plan.  The annuity and related cash payment are in settlement of Mr. Foster's benefits under the Edison International Executive Deferred
Compensation Plan (the "DCP").  The annuity payment is to provide Mr. Foster with the same payment stream that he had previously elected under the DCP.  Payment has been structured as an annuity to help ensure compliance with federal and state conflict of interest rules applicable to public officials should Mr. Foster enter governmental service.  The cash payment to help cover taxes recognizes that the full value of the annuity will be taxed currently whereas DCP benefits would otherwise be taxed only when paid.

    Under the Retirement Agreement, Mr. Foster agreed not to accept any governmental position before June 1,
2006 and to timely notify SCE if he contemplates taking such a position thereafter.  If Mr. Foster takes a governmental position after June 1, 2006, SCE will pay Mr. Foster a lump sum of $268,100 if he takes such a position in 2006 or an amount to be negotiated by SCE and Mr. Foster in good faith if he takes such a position anytime thereafter.  This lump sum payment will be in lieu of Mr. Foster's continued benefits under retiree health care, life insurance and other post-retirement programs maintained by Edison International and
SCE.  In addition, Mr. Foster's outstanding stock options may terminate, and his outstanding performance share awards and dividend equivalents will be paid out, prior to his taking any governmental position.  These provisions are to help ensure compliance with federal and state conflict of interest rules applicable to public officials should Mr. Foster enter governmental service.

    The Retirement Agreement also includes Mr. Foster's agreement to release all employment-related claims against Edison International, SCE and their respective affiliates through the date of the Retirement
Agreement and to sign a supplemental release containing substantially similar release provisions at the time of his retirement.

    Pursuant to the Consulting Agreement, Mr. Foster is being paid a retainer of $25,000 per month.  In the event that Mr. Foster works for more than 700 hours in any 12-month period during his term as a consultant, he will be paid an additional $400 for each additional hour worked.  Mr. Foster will also be eligible to receive an annual performance bonus of up to $200,000 at the discretion of SCE's Chief Executive Officer.
Mr. Foster will generally not be eligible to participate in any benefit programs maintained by Edison
International, SCE or any of their respective affiliates with respect to his service as a consultant.  SCE will reimburse Mr. Foster for reasonable travel and related expenses he incurs while serving as a consultant.  Mr. Foster is responsible for his office, support staff and other expenses.

    Either SCE or Mr. Foster may terminate the Consulting Agreement at any time if Mr. Foster contemplates taking a governmental position that SCE reasonably determines may result in an actual or perceived conflict of interest or potential therefor under applicable federal or state law.  Mr. Foster may also terminate the
Consulting Agreement at any time after January 1, 2007 if he accepts full-time employment in the private sector, and either Mr. Foster or SCE may terminate the Consulting Agreement at any time after January 1, 2008 for any reason if at least 60 days' written notice is provided.  SCE's
Chief Executive Officer will have sole discretion to determine whether any performance bonus will be paid to
Mr. Foster for the year in which the Consulting Agreement is terminated and the amount of any such bonus.
SCE may also terminate the Consulting Agreement at any time for cause (as defined in the Consulting
Agreement).

    The Consulting Agreement also includes Mr. Foster's agreement that he will not divulge any confidential information of SCE or any of its affiliates at any time or render advice or services to certain competitors of SCE or any of their successors or affiliates at any time prior to January 1, 2009.  Mr. Foster also agrees that he will not interfere with the business of, make disparaging statements with respect to, or assist any party in a proceeding adverse to SCE or any of its affiliates prior to the first to occur of January 1, 2009 or Mr. Foster's taking a governmental position.

                               COMPENSATION AND EXECUTIVE PERSONNEL COMMITTEES'
                                      REPORT ON EXECUTIVE COMPENSATION(1)

    The Edison International and SCE Compensation and Executive Personnel Committees are each composed of the same non-employee directors named at the end of this report.  The Committees have responsibility for all executive compensation programs of the Companies and met jointly to consider executive compensation matters for 2005.

    The Edison International Committee determines salaries and annual incentives for Edison International officers.  The SCE Committee determines salaries and annual incentives for SCE officers.  The salaries and annual incentives of the senior officers of the other Edison International subsidiaries are determined by their respective boards of directors subject to review and approval by the Edison International Committee to ensure consistency with overall Edison International compensation policies.  In addition, the Edison
International Committee administers the Equity Compensation Plan and the 2000 Equity Plan pursuant to which long-term incentives were awarded in 2005.

Compensation Policies

    The executive compensation programs of Edison International, SCE and the other subsidiaries are intended to achieve three fundamental objectives:  (1) attract and retain qualified executives; (2) motivate performance to achieve specific strategic and operating objectives of the Companies; and (3) align the interests of senior management with the long-term interests of the Companies' shareholders and for SCE, its ratepayers.  At present, the basic components of the Companies' executive compensation program are base salaries, annual incentives, and long-term incentives.  The Companies also provide broad-based employee benefit plans and certain other executive benefit plans.

____________________
(1) SEC filings sometimes "incorporate information by reference."  This means the filing company is referring you to information that has previously been filed with the SEC, and that the information should be considered as part of the filing you are reading.  Unless Edison International or SCE specifically states otherwise, this report shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act of 1933 or the Securities
    Exchange Act of 1934.

    Section 162(m) of the Internal Revenue Code of 1986 generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to their chief executive officers and the four other most highly compensated executive officers unless certain tests are met.  The Committees' general intent is to design and administer the Edison International and SCE compensation programs in a manner that will preserve the deductibility of compensation payments to Executive Officers.  However, this goal is secondary in importance to achievement of the Companies' compensation objectives discussed above.  The Committees believe that the potential increased tax liability is of insufficient magnitude to warrant alteration of the present compensation system which is achieving the desired compensation objectives while retaining the flexibility of the Committees to exercise judgment in assessing an executive's performance.

Stock Ownership Guidelines

    To underscore the importance of linking executive and shareholder interests, the Committees have adopted stock ownership guidelines for certain executives, depending upon their compensation grade level.  The guidelines require executives who are senior vice presidents or above to own an amount ranging from two to five times their annual salary in the form of Edison International Common Stock (or equivalents).  Executives subject to the guidelines are expected to achieve the ownership target within five years from the date they became subject to the guidelines. Edison International Common Stock owned outright, shares held in the 401(k)
Plan, deferred stock units and earned performance shares are included in determining compliance with the guidelines.  Shares that executives have the right to acquire through the exercise of stock options are not included in the calculation of stock ownership for guideline purposes until such time as the options are actually exercised and the shares acquired.

2005 Compensation Objectives

    The Committees base their compensation actions in part on data gathered through independent surveys of peer group companies.  Independent compensation consultants are retained to annually review and identify the appropriate comparison companies and to obtain and evaluate current executive compensation data for Edison
International, SCE and the other subsidiaries of Edison International.  The Committees selected the
Philadelphia Utility Index minus AES Corporation plus Sempra Energy for Edison International and SCE compensation comparisons for 2005.  This peer group is the same group of companies used last year.  AES
Corporation is deleted from the index because its mix of business revenues differs significantly from that of
Edison International and the other companies in the group and Sempra Energy was added due to its California nexus.  Although the peer group differs from the Dow Jones U.S. Electricity Index depicted in the Stock
Performance Graph below, all of the companies comprising the peer group are included in the index, and the
Committees believe the constitution of the peer group provides relevant comparative compensation data for
Edison International and SCE.  A compensation consultant reviews the data, along with position-specific survey information collated from a variety of more general sources, to develop a recommended structure of salary ranges, short-term incentive targets, and long-term incentive targets.  Selecting peer groups for the other subsidiaries was accomplished by a similar process geared to identify appropriate comparison companies in their respective industries.

    The Committees' strategy for 2005 compensation planning was established in December 2004 to generally target fixed compensation (salary and benefits) for Edison International, SCE and the other subsidiaries at the median level of their respective peer groups.  Target annual incentive and long-term incentive opportunities were also set at the median level of the peer groups, with maximum annual incentive opportunities of 200% of target levels for significant performance exceeding target levels.  The

Committees may approve compensation above and below established targets in individual cases as deemed appropriate in their discretion.

Base Salaries

    The Committees reviewed the base salaries for Mr. Bryson, Mr. Fohrer and the other Executive Officers at the end of 2004 to set salaries for 2005.  After a thorough review of performance against pre-established objectives, the Committees determined that in 2004 Edison International had a strong year in terms of aggregate performance.  The factors considered by the Committees in setting the 2005 salaries of Mr. Bryson and Mr. Fohrer were the relationship of their compensation to the average compensation of the other chief executive officers of the peer group of companies, and the Committees' judgment of Mr. Bryson's performance as CEO of Edison International and Mr. Fohrer's performance as CEO of SCE.  Mr. Bryson was recognized for his overall leadership and commitment to achieving strategic objectives.  Mr. Fohrer was recognized for the quality of his leadership of the SCE management team and his role in SCE meeting high levels of operational and financial performance and in achieving sound regulatory outcomes in 2004.  No weighting was assigned to the factors considered.  Mr. Bryson's 2005 salary was $1,160,000, which was 7% above the median for CEOs in the peer group.  Mr. Fohrer's 2005 salary was $618,000, which was 2% above the median for his peers.

    In December 2004, the Committees also reviewed the base salaries of the other Executive Officers at SCE and the other subsidiaries.  Salary actions taken by their respective boards of directors were examined in light of the performance of the companies and survey data of competitive firms to assure conformance with overall Edison International compensation policies.  The 2005 base salaries in the aggregate of the other
Executive Officers at Edison International, SCE and the other subsidiaries were 3% above the median levels of their respective peers.

Annual Incentive Compensation for 2005 Performance

    Annual incentive compensation is determined on the basis of overall corporate performance and the
Committees' assessment of the individual Executive Officer's performance.  Target annual incentives for
Executive Officers for 2005 ranged from 40% of base salary for some vice presidents to 70% of base salary for
Mr. Fohrer and certain other officers.  Mr. Bryson's target annual incentive remained at 100% of base salary for 2005.  Maximum opportunity levels were set at 200% of target annual incentive levels.  Awards are made in the judgment of the Committees taking into account overall company results as guided by the relevant performance objectives for the year.  The Committees adopted the Edison International and SCE objectives described below as a basis for their evaluation of the 2005 performance of Mr. Bryson and Mr. Fohrer.

    Performance objectives for the Edison International companies were adopted by the Boards and the
Committees for 2005.  Nine unweighted general areas of focus and achievement were identified as Edison
International goals for 2005, each designed to implement and advance the Edison International Strategic Plan
(outlined in Edison International's Business Overview and Strategy report included as an exhibit to a current report on Form 8-K filed by Edison International with the SEC on October 13, 2004):  (1)  Substantially strengthen ethics and compliance programs, accountability and management focus by building a high priority program across all the Edison International companies underscoring the fundamental importance of recognizing integrity as the Company's paramount value;  (2)  Develop the talent critical to achieving Strategic Plan
Objectives through emphasizing the enhancement of leadership capabilities and/or rotations within and across the Edison International companies;  (3)  Secure regulatory approvals for SCE's capital expenditures, as identified in the Strategic Plan;  (4)  Satisfactorily resolve market structure and power procurement rules, for the markets in which SCE,

EME and Edison Capital operate;  (5)  Effectively allocate cash and credit, in order to achieve an optimum balance of growth, hedging, debt reduction and dividends;  (6)  Effectively manage enterprise risks, including high customer rates, market volatility, and environmental control costs and tax audits of leases;
(7)  Achieve targeted core earnings;  (8)  Develop and implement a plan for organizational process changes, across all the Edison International companies to enhance the ability to meet Strategic Plan objectives; and
(9)  Achieve 2005 company-specific safety, reliability and other operational goals for SCE, EME and Edison
Capital, taking appropriate steps to ensure adherence to company values and accuracy in achievement measures.

    SCE's goals for 2005 were grouped among five unweighted general areas focusing on people and values, infrastructure investments, customer benefits, operational excellence, and finance.  Specific objectives within these areas included the following:  (1)  Focusing on ethics and compliance programs, talent development and improved safety performance at the SCE level;  (2)  Securing satisfactory regulatory approvals for SCE's capital expenditures and meeting related planning and construction targets for those investments;  (3)  Ensuring long-term reliability and downward pressure on rates and improving customer service to meet customer needs;  (4)  Successfully implementing the business process integration initiatives, achieving various operational and safety goals for the San Onofre Nuclear Generating Station (SONGS), obtaining key performance measures, and developing an integrated process for timely and accurate injury reporting; and (5)  Achieving targeted core earnings, a successful outcome in the 2006 cost of capital proceeding, and a successful resolution of the 2006 General Rate Case.

    EME's goals for 2005 included strengthening ethics and compliance programs; developing critical talent;
allocating credit resources and cash to achieve debt reduction, hedging and growth consistent with the Edison
International Strategic Plan; and meeting operational objectives dealing with organization structure, non-fuel operation and maintenance costs, and power plant-related production factors.

    The 2005 goals identified for Edison Capital related to strengthening ethics and compliance programs;
developing critical talent; and making progress toward resolving tax audits of leases, successfully resolving outstanding issues associated with certain infrastructure and affordable housing investments, and attaining targeted investment levels in renewable energy and affordable housing projects as reflected in the Edison
International Strategic Plan.

    When the Committees met in February 2006 to evaluate the performance by each of the Companies and to determine 2005 annual incentive awards, the Committees reviewed the year's overall performance in light of the objectives identified at the beginning of the year and described above.  The Committees determined that
Edison International performed very well in 2005 as it effectively met many of its Strategic Plan objectives.  The result was a total return to shareholders of nearly 40%, which included a 30% stock appreciation.  The largest driver of this 2005 value increase was the performance of Edison International's unregulated businesses, as its merchant coal generation fleet yielded excellent results.  On the utility side, SCE executed its power grid investments at the high levels which it had established for the year, while achieving key milestones on future transmission projects.

    In 2005, SCE successfully worked to secure regulatory approvals for significant infrastructure expenditures and met planning and construction targets for these important investments.  The Mountainview
Plant, the first SCE power project since the late 1980s, was completed ahead of schedule and on budget.  In addition, on December 15 a final CPUC decision was rendered authorizing the SONGS steam generator replacement project and establishing a favorable cost recovery allowance.

    In a business significantly affected by high market volatility for wholesale electricity, fuel costs, emission credits, and environmental regulation, EME's coal generation fleet performed extremely well.

By controlling operating and input costs, stabilizing revenues through contracts and hedges, and disciplined trading in wholesale power markets, EME achieved record earnings.  Aided by the reorganizing of its businesses and resulting streamlined decision making, debt levels at EME were reduced by more than $850 million, while cash production exceeded $1.0 billion.

    During 2005, Edison Capital surpassed targeted investment levels in renewable energy by making $194 million of wind project equity investments.  At both the federal and state levels Edison Capital worked to support legislative and regulatory policies and market structures, which provide a sustainable framework for renewable technologies in energy markets.

    The Edison International Committee approved a 2005 Annual Incentive Award of $2,100,000 for Mr. Bryson.
That was 91% of his maximum potential award.  The SCE Committee approved a 2005 Annual Incentive Award of
$745,000 for Mr. Fohrer.  That was 85% of his maximum potential award.  In addition to evaluating the overall performance of Mr. Bryson as measured by Edison International's results, the Edison International Committee's objective assessment of his performance was considered.  Factors found to be particularly significant in 2005 for Mr. Bryson included his key support of measures taken to substantially strengthen ethics and compliance efforts across the Edison International companies.  Also recognized was his important role in developing executive level talent through rotations within and across the companies, leadership training, and succession planning programs.  The Committee concluded that Mr. Bryson's overall responsibility for progress in these areas, and in the matters mentioned above, significantly contributed to Edison International's strong financial performance in 2005 which, among other things, supported an 8% increase in its common stock dividend while achieving a total shareholder return of nearly 40%.

    In addition to the regulatory approvals and infrastructure investment successes mentioned above, Mr.
Fohrer's award reflected SCE's customer-focused efforts in 2005 to ensure long-term reliability and create downward pressure on rates by securing reasonable long term procurement rules.  SCE successfully advocated for new legislation in California requiring all load-serving entities to meet identical reserve requirements and renewable portfolio standards.  In the financial area, SCE's accomplishments included a cost of capital decision authorizing a favorable increase in its return on equity.  Also noted was SCE's completion of an acquifer study and its overall progress in its efforts to determine whether the Mohave Generating Station should be returned to service or permanently shut down.

    The 2005 Annual Incentive for the other Executive Officers averaged 90% of the maximum potential award at
Edison International, 87% of the maximum potential award at SCE and 100% of the maximum potential award at the other subsidiaries.  The target values established and the actual awards granted to Mr. Bryson and Mr.
Fohrer and the Executive Officers were consistent with the Committees' objectives described above.

Long-Term Incentives

    In recent years, the long-term incentives awarded to Executive Officers have had two components.  Edison
International nonqualified stock options comprise 75% of the award value and Edison International performance shares comprise 25% of the value.  For 2005, dividend equivalents were awarded along with the nonqualified stock options and performance shares.  The Edison International Committee awarded 359,004 stock options and
34,962 performance shares to Mr. Bryson and 100,644 stock options and 9,802 performance shares to
Mr. Fohrer.  The awards granted to Mr. Bryson, Mr. Fohrer and the other Executive Officers were consistent with the Committees' objectives described above and reflect the Committees' commitment to link a significant portion of the compensation of

Mr. Bryson and Mr. Fohrer directly to the value provided to shareholders by Edison International stock.  The long-term incentive awards granted to Executive Officers were not formula-driven, but were based on the judgment of the Edison International Committee, guided by peer group survey results.  The options and other long-term incentives granted in prior years also were considered by the Committee when making the current year award determination.

Summary

    The Committees' compensation actions for 2005 reflect their judgment based on a review of peer group compensation, individual performance and, in the case of the annual incentives, evaluation of performance of
Edison International and each subsidiary company relative to goals set at the beginning of the year and in light of the challenges and opportunities which arose during 2005.  The members of the Committees believe that the compensation programs of the Companies are effective in attracting and retaining qualified executives to lead the Companies.  A significant portion of Executive Officer compensation is directly linked to shareholder value.  The Committees will continue to monitor closely the effectiveness and appropriateness of each of the components of compensation to reflect changes in the business environment of the Companies.

               ------------------------------------------------------------------
                    Compensation and Executive Personnel Committees of the
                                 Edison International and SCE
                                     Boards of Directors*
               ------------------------------------------------------------------
                   Robert H. Smith (Chair)          Richard T. Schlosberg, III
               -------------------------------- ---------------------------------
                   Bruce Karatz                     Thomas C. Sutton
               -------------------------------- ---------------------------------
                   Luis G. Nogales
               -------------------------------- ---------------------------------

______________
*   Dr. Cordova served as a Committee member for part of 2005, but ceased to be a member on May 19, 2005, when the Boards reappointed the Committees.  She did not participate in Committee decisions after that date, including deliberations regarding the annual incentives for 2005 performance.

                               COMPENSATION AND EXECUTIVE PERSONNEL COMMITTEES'
                                     INTERLOCKS AND INSIDER PARTICIPATION

    Dr. Cordova ceased to be a Committee member on May 19, 2005.  The other Committee members whose names
appear on the Committees' Report above were Committee members during all of 2005.    Under applicable SEC
rules, there were no interlocks or insider participation on the Compensation and Executive Personnel
Committees.

                                  FIVE-YEAR STOCK PERFORMANCE GRAPH(1),(2)

    The graph below compares the annual change in the cumulative total shareholder return on Edison
International Common Stock with the cumulative total return of companies in the Standard and Poor's 500 Stock
Index and the Dow Jones U.S. Electricity Index.(3)  The S&P 500 Index is published daily in The Wall Street
Journal.  The Dow Jones U.S. Electricity Index contains 43(4) United States investor-owned power companies and is published daily by Dow Jones & Company.  Prices for Edison International Common Stock and both indices are also published daily on the internet.  Edison International is included in both the S&P 500 Index and the
Dow Jones U.S. Electricity Index.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN($)

$350
$300
$250
$200
$150
$100
$50
$0
12/00*
12/01
12/02
12/03
12/04
12/05
Edison International
S&P 500
Dow Jones U.S. Electricity

         * $100 invested on 12/31/00 in stock or index -
           including reinvestment of dividends.
           Fiscal year ending December 31.

---------------------------------- ------------------------------------------------------------
                                                     Cumulative Total Return
                                   --------- --------- ---------- --------- -------- ----------
                                    12/00     12/01      12/02      12/03    12/04     12/05
---------------------------------- --------- --------- ---------- --------- -------- ----------
Edison International               $100.00   $96.64     $75.84    $140.35   $213.44  $298.02
Standard & Poor's 500 Index        $100.00   $88.12     $68.64    $88.33    $97.94   $102.75
Dow Jones U.S. Electricity Index   $100.00   $79.38     $61.38    $76.77    $95.47   $111.58
---------------------------------- --------- --------- ---------- --------- -------- ----------

_______________
(1) SEC filings sometimes "incorporate information by reference."  This means the Companies are referring you to information that has previously been filed with the SEC, and that this information should be considered as part of the filing you are reading.  Unless Edison International or SCE specifically states otherwise, this graph shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act or the Securities Exchange
    Act.

(2) The historical stock performance depicted on the graph is not necessarily indicative of future performance.  The Companies do not make or endorse any predictions as to future stock performance or dividends.  The quarterly dividends customarily paid on January 31, April 30, July 31, and October 31 for
    2001, 2002 and 2003, were not declared by the Edison International Board.  This proxy statement is not to be considered material for soliciting the purchase or sale of stock of either of the Companies.

(3) In December 2004, Dow Jones changed the name of the Dow Jones U.S. Electric Utilities Index to the Dow
    Jones U.S. Electricity Index.

(4) As of December 31, 2005.

(5) Ex-dividend dates have been used to determine the number of dividends included in Edison International's cumulative total return calculation.  The ex-dividend date occurs a few days prior to the record date for each dividend payment, and is the date on which the stock begins trading at a price that does not include the dividend.  As noted in footnote (2) above, there were no dividends declared by the Edison
    International Board for quarterly dividend payment dates starting January 31, 2001 through October 31,
    2003.  In 2003, a dividend was declared in the fourth quarter, with an ex-dividend date occurring in
    2004.  For purposes of calculating the adjusted cumulative total return presented in the following table, one ex-dividend date was used in 2003, and four ex-dividend dates were used in 2004 and 2005.

                -----------------------------------------------------------------
                                Adjusted Cumulative Total Return
                -----------------------------------------------------------------
                   12/00       12/01      12/02      12/03     12/04     12/05
                ------------ ---------- ---------- ---------- --------- ---------
                  $100.00     $96.64     $75.84     $141.63   $213.44   $298.02
                ------------ ---------- ---------- ---------- --------- ---------

                                    CERTAIN RELATIONSHIPS AND TRANSACTIONS

    Mr. Olson is a Senior Partner of the law firm of Munger, Tolles and Olson which provided legal services to Edison International, SCE, and/or their subsidiaries in 2005.  Such services are expected to continue to be provided in the future.  The amount paid to Munger, Tolles and Olson for legal services was below the threshold requiring disclosure by the SEC.

    In 2005, Deloitte Consulting Services, LLP provided various consulting services to SCE.  Mr. John Danner, brother of Bryant C. Danner, provided consulting services on one such project pursuant to a retainer consulting agreement with Deloitte Consulting Services.  From January 1 to June 30, 2005, the date Bryant C. Danner retired as an
Executive Officer of Edison International, the aggregate amount paid by SCE for that project was $2,704,074.  Mr.
John Danner received an aggregate amount of approximately $54,365 for that time period in connection with the consulting services provided for the project.

    Edison International and SCE believe that any transactions described above are comparable to those which would have been undertaken under similar circumstances with nonaffiliated entities or persons.

                                          AUDIT COMMITTEES' REPORT(1)

    The Edison International and SCE Audit Committees have certain duties and powers as described in their charters.  In 2005, the Committees developed updated charters which were approved by the Boards on October
20, 2005.  The Audit Committees are currently composed of the five non-employee Directors named at the end of this report each of whom is independent as defined by the New York Stock Exchange listing standards.

    Management is responsible for the Companies' internal controls and the financial reporting process, including the integrity and objectivity of the financial statements.  The independent registered public accounting firm is responsible for performing an independent audit of the Companies' financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon.  The Committees monitor and oversee these processes.  The Committees' members are not accountants or auditors by profession and, therefore, have relied on certain representations from management and the independent registered public accounting firm about the carrying out of their respective responsibilities.

    In connection with the December 31, 2005, financial statements, the Audit Committees:

    o   reviewed and discussed the audited financial statements with the Companies' management;

    o   discussed with PricewaterhouseCoopers LLP, the Companies' independent registered public accounting firm, the matters required by Statement on Auditing Standards No. 61 (Communication with Audit
        Committees); and

    o   received the written disclosures and the letter required by Independence Standards Board Standard
        No. 1 (Independence Discussions with Audit Committees) and discussed with PricewaterhouseCoopers LLP its independence from the Companies.

    Based upon these reviews and discussions, the Edison International and SCE Audit Committees recommended to their respective Boards of Directors that the audited financial statements be included in the Edison
International and SCE 2005 Annual Reports on Form 10-K to be filed with the SEC.

                  ---------------------------------------------------------
                                  Audit Committees of the
                                Edison International and SCE
                                    Boards of Directors
                  ---------------------------------------------------------
                    Thomas C. Sutton (Chair)     Bradford M. Freeman
                    Luis G. Nogales              Richard T. Schlosberg, III
                    Robert H. Smith
                  ---------------------------- ----------------------------

_____________________
(1) SEC filings sometimes "incorporate information by reference."  This means the Companies are referring you to information that has previously been filed with the SEC, and that this information should be considered as part of the filing you are reading.  Unless Edison International or SCE specifically states otherwise, this report shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act or the Securities Exchange
    Act.

                              INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

    The following table sets forth the aggregate fees billed to Edison International (consolidated total including Edison International and its subsidiaries) and SCE, respectively, for the fiscal years ended
December 31, 2005 and December 31, 2004, by PricewaterhouseCoopers LLP:

                                         Edison International
                                           and Subsidiaries                 SCE
                                                ($000)                    ($000)
        ------------------------------- ------------ ----------- ------------ -------------
                                            2005         2004        2005         2004
        ------------------------------- ------------ ----------- ------------ -------------
        Audit Fees                        $7,761     $  8,934      $3,205     $  3,317
        ------------------------------- ------------ ----------- ------------ -------------
        Audit-Related Fees((1))              205          238         161           34
        ------------------------------- ------------ ----------- ------------ -------------
        Tax Fees((2))                      3,589        4,547       1,850        1,730
        ------------------------------- ------------ ----------- ------------ -------------
        All Other Fees                        --           --          --           --
        ------------------------------- ------------ ----------- ------------ -------------
        Totals                           $11,555     $ 13,719      $5,216     $  5,081
        ------------------------------- ------------ ----------- ------------ -------------

         ____________________

         (1) The nature of the services comprising these fees were assurance and related services related to the performance of the audit or review of the financial statements and not reported under "Audit
             Fees" above.

         (2) These aggregate fee amounts are composed of tax compliance fees and other tax fees.  The nature of the services comprising the tax compliance fees was to support compliance with federal, state and foreign tax reporting and payment requirements, including tax return review and review of tax laws, regulations or cases.  Tax compliance fees for Edison International and its subsidiaries were $1,724,000 in 2005 and $2,423,000 in 2004.  Tax compliance fees for SCE were
             $1,052,000 in 2005 and $1,322,000 in 2004.  Other tax fees for Edison International and its subsidiaries, including other technical advice, were $1,865,000 in 2005 and $2,124,000 in 2004.
             Other tax fees for SCE were $798,000 in 2005 and $408,000 in 2004.

    The Edison International and SCE Audit Committees are required to review with management and pre-approve all audit services to be performed by the independent registered public accounting firm and all non-audit services that are not prohibited and that require pre-approval under the Securities Exchange Act.  The
Committees' pre-approval responsibilities may be delegated to one or more Committee members, provided that such delegates present any pre-approval decisions to the respective Committees at their next meeting.  The independent registered public accounting firm must assure that all audit and non-audit services provided to the Companies have been approved by the Audit Committees.

    During the fiscal year ended December 31, 2005, all services performed by the independent registered public accounting firm were pre-approved by the Edison International and SCE Audit Committees, irrespective of whether the services required pre-approval under the Securities Exchange Act.

                            INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006

    The Edison International and SCE Board Audit Committees have selected PricewaterhouseCoopers LLP as the
Companies' independent registered public accounting firm for calendar year 2006.  PricewaterhouseCoopers is an international accounting firm which provides leadership in public utility accounting matters.

    Representatives of PricewaterhouseCoopers are expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if they wish.

                                               TO BE VOTED ON BY
                                    EDISON INTERNATIONAL SHAREHOLDERS ONLY

                            MANAGEMENT PROPOSAL TO AMEND ARTICLES OF INCORPORATION
                            TO ELIMINATE ARTICLE FIFTH, THE "FAIR PRICE" PROVISION
                                   Item 2 on Edison International Proxy Card

Q:  What am I voting on?

A:  A proposal to amend the Edison International Articles of Incorporation to eliminate Article Fifth, which is a "fair price" provision.  This provision requires certain business combinations involving Edison
    International, such as a merger or consolidation, to be approved by the holders of at least 80% of Edison
    International's voting stock.  This is sometimes called a "super-majority" vote requirement.  Article
    Fifth is the only provision in the Edison International governing documents requiring a super-majority vote of the shareholders.

Q:  What is the purpose of the "fair price" provision?

A:  The "fair price" provision was adopted in 1987.  It was intended to reduce the possibility of unfair treatment of shareholders in takeover situations.  At that time, "two-tiered" or "front-end loaded"
    tender offers had become relatively common.  Such tactics could result in dissimilar treatment of a company's shareholders. The "fair price" provision was designed to protect shareholders from an inequitable pricing structure by assuring that all shareholders would be treated similarly in the event of a business combination.

Q:  Why is Edison International recommending that the "fair price" provision be eliminated and what is the effect of the amendment?

A:  After consideration, the Edison International Board of Directors has concluded that the "fair price"
    provision no longer provides shareholders with any meaningful protection.  Therefore, the Board has concluded that it is in the best interests of our shareholders to remove the "fair price" provision from the Edison International Articles of Incorporation.  The effect of the amendment is to reduce the shareholder voting requirements for business combinations to that which is required under California law.

Q:  What changes would be made in the Edison International Articles of Incorporation?

A:  The proposed amendment would result in the deletion of Article Fifth of the Edison International Articles
    of Incorporation, which sets forth the "fair price" provision requiring a super-majority vote.

    The current Articles of Incorporation, including Article Fifth, are available on Edison International's
    Internet website at http://www.edisoninvestor.com, under "Corporate Governance" and any descriptions of the Articles of Incorporation, including Article Fifth, are qualified in their entirety by reference to the full text set forth on the website.

Q:  What is the shareholder vote required to make this change?

A:  The proposed amendment must be approved by a majority of the outstanding voting shares of Edison
    International Common Stock entitled to vote.

Q:  When would the amendment become effective?

A:  The Edison International Board has approved the proposed amendments to the Edison International Articles of Incorporation.  If approved by shareholders, the amendment will become effective upon the filing of an appropriate certificate of amendment with the California Secretary of State.

                 FOR THE FOREGOING REASONS, YOUR BOARD RECOMMENDS THAT YOU VOTE "FOR" ITEM 2.

                                               TO BE VOTED ON BY
                                    EDISON INTERNATIONAL SHAREHOLDERS ONLY

                                            SHAREHOLDER PROPOSAL ON
                                            "SIMPLE MAJORITY VOTE"
                                   Item 3 on Edison International Proxy Card

    A shareholder of Edison International has given notice of his intention to present the following proposal for action at the Annual Meeting.  Pursuant to Rule 14a-8(l)(1) of the Securities Exchange Act, Edison
International will provide the number of Edison International securities held by the Proponent of this shareholder proposal promptly upon receipt of an oral or written request; his name and address follows: John
Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, CA  90278.  The following text and information was provided by the Proponent of the shareholder proposal and has not been endorsed or verified by Edison
International.  The Edison International Board of Directors response to the shareholder proposal appears below under "Recommendation of Your Board of Directors `Against' Item 3."

                                         3 - Adopt Simple Majority Vote

        RESOLVED:   Shareholders  recommend  that  our  Board  of  Directors  adopt  a  simple  majority shareholder vote requirement and make it applicable to the greatest number of governance  issues practicable.  This  proposal  is focused on  adoption of the lowest  practicable  majority  vote requirements to the fullest extent  practicable.  This proposal is not intended to unnecessarily limit our Board's  judgment in crafting the requested  change in accordance with applicable laws and existing governance documents.

               75% yes-vote
        This  topic  won  a  75%  yes-vote  average  at 7  major  companies  in  2004.  The  Council  of
        Institutional Investors www.cii.org formally recommends adoption of this proposal topic.

        Our current rule allows a small minority to frustrate our shareholder  majority.  For example if
        79% vote to improve our corporate  governance and 1% vote no - only 1% could force their will on our overwhelming 79% majority.

        This  proposal  does not address a majority vote  requirement  in director  elections - an issue gaining a groundswell of support as a separate ballot item.

               Progress Begins with One Step
        It is important to take one step forward and adopt the above RESOLVED  statement  since our 2005 governance was not  impeccable.  For instance in 2005 it was reported (and certain  concerns are noted):

o       The Corporate Library (TCL)  http://www.thecorporatelibrary.com/ a pro-investor research firm rated our company "D" in Board Composition.
o       We had no  Independent  Chairman and perhaps not the best qualified Lead Director in Mr. Smith with his
        17-years Edison director tenure - Independence concern.
o       And Mr. Smith wields more power as our Compensation Committee Chairman.
o       Two of our directors served on 4 or 5 boards each - Over-commitment concern.
o       Three directors had 15 to 17 years tenure each - Independence concern.
o       Two directors served on Boards rated "D" by The Corporate Library:
               1)  Mr. Bryson, our CEO, was on the Boeing Board (BA) rated "D."
               2)  Mr. Karatz, who served on three Edison board committees, was on the Honeywell Board
        (HON) rated "D."
o       And our  directors  can be re-elected  with one yes-vote  from our 325 million  shares under  plurality voting.
o       Poison pill:  Our management was still protected by a poison pill with a 20%-trigger.
o       Plus: A 2003 shareholder  proposal with our 62%-support  asked Edison to have  shareholder  approval of
        poison  pills.  Edison  adopted  such  shareholder   approval  for  the  future  but  with  a
        perplexing  loophole to allow a pill without a shareholder  vote. The Corporate  Library said it did not believe Edison's policy implemented the proposal.

o       A 2005 shareholder  proposal to subject golden  parachutes to a shareholder vote won 58%-support at our
        2005  annual  meeting.  (There  was no  material  Edison  response  to this  58%-vote  as the deadline  fast  approached  for 2006  shareholder  proposals.)  I believe  this  topic  would repeat its 58%-support in 2006 if another shareholder would sponsor it.

        These  less-than-best  practices  reinforce  the reason to take one step  forward and support simple majority vote.

                                           Adopt Simple Majority Vote
                                                    Yes on 3
                                            ________________________

                              RECOMMENDATION OF YOUR BOARD OF DIRECTORS "AGAINST"
                                                    ITEM 3

THE EDISON INTERNATIONAL BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" THE SHAREHOLDER PROPOSAL (Item
3 on your proxy card) because the Board has substantially implemented the proposal.

    The only "super-majority" shareholder voting requirement contained in Edison International's governing documents is the "fair price" provision in the Articles of Incorporation.  Item 2 on your Edison
International proxy card contains a management proposal to eliminate this "fair price" provision.

    The Board believes that the management proposal is responsive to and substantially implements this year's shareholder proposal.  We requested that the shareholder Proponent withdraw his proposal.  Unfortunately, the
Proponent refused our request.

               FOR THE FOREGOING REASONS, YOUR BOARD RECOMMENDS THAT YOU VOTE "AGAINST" ITEM 3.

                                   SHAREHOLDER PROPOSALS AND NOMINATIONS FOR
                                              2007 ANNUAL MEETINGS

    To be considered for inclusion in the 2007 proxy statement, shareholder proposals for the Edison
International and SCE 2007 annual meetings must be received by November 20, 2006.

    Shareholders intending to bring any other business before an annual meeting, including Director nominations, must give written notice to the Edison International, or SCE Corporate Secretary, as the case may be, of the business to be presented.  The notice must be received at our offices within the periods, and with the information and documents, specified in the Bylaws.  A copy of the Bylaws may be obtained by writing to the Edison International or SCE Corporate Secretary and are available on Edison International's Internet website at www.edisoninvestor.com, under "Corporate Governance."

    Assuming that the 2007 annual meetings of shareholders are held on April 26, 2007, as currently specified by the Bylaws, the period for the receipt by the Edison International or SCE Corporate Secretary of written notice of other business to be brought by shareholders before the 2007 annual meetings of shareholders, including Director nominations, will begin on September 21, 2006, and end on November 20, 2006.

                                          ETHICS AND COMPLIANCE CODE

    The Edison International Ethics and Compliance Code is applicable to all Directors, officers and employees of Edison International and its majority-owned subsidiaries, including SCE.  The Code is available on Edison International's Internet website at www.edisonethics.com and is available in print upon request from the Edison International or SCE Corporate Secretary.  Any amendments or waivers of Code provisions for either of the Companies' principal executive officers, principal financial officers, principal accounting officers or controllers, or persons performing similar functions, will be posted on Edison International's
Internet website at www.edisonethics.com.

                                AVAILABILITY OF FORM 10-K AND OTHER INFORMATION

    The Edison International and SCE 2005 Annual Reports on Form 10-K, including the financial statements and the financial statement schedules but excluding other exhibits, will be furnished without charge to shareholders upon written request.

    A copy may be requested by writing to:

                                            Ms. Eileen B. Guerrero
                                     Law Department, Corporate Governance
                               Edison International (or SCE, as the case may be)
                                    2244 Walnut Grove Avenue, P. O. Box 800
                                          Rosemead, California 91770

                                            OTHER PROPOSED MATTERS

    The Edison International and SCE Boards were not aware by December 12, 2005 (the latest date for shareholders to provide advance notice of business intended to be presented at the Annual Meeting) of any other matters which can properly be presented for action at the Annual Meeting.

    If any other matters should properly come before the Annual Meeting, including matters incident to the conduct of the Annual Meeting, the proxies will vote the shares in accordance with their judgment.
Discretionary authority to do so is included in the proxies.

Dated:  March 20, 2006

                                                   For the Boards of Directors,

                                                   BARBARA E. MATHEWS
                                                   Vice President, Associate General Counsel,
                                                   Chief Governance Officer  and Corporate Secretary
                                                      Edison International
                                                      Southern California Edison Company

EDISON INTERNATIONAL

Annual Meeting Admission Ticket

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MR A SAMPLE
DESIGNATION (IF ANY)
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2006 Annual Meeting of Shareholders

PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

Annual Meeting Proxy/Voting Instruction Card

123456 C0123456789 12345

☐ Please mark this box with an X if your address has changed and print the new address below.

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS)

C 1234567890 JNT

A Election of Directors - The Board of Directors recommends a vote "FOR" Item 1.

1. Election of Directors

☐ To Vote FOR All Nominees ☐ To WITHHOLD Vote For All Nominees ☐ For All Nominees Except - To withhold a vote for a specific nominee, mark this box with an X and the appropriate box(es) below.

☐ 01 - J.E. Bryson ☐ 02 - F.A. Córdova ☐ 03 - C.B. Curtis ☐ 04 - B.M. Freeman

☐ 05 - B. Karatz ☐ 06 - L.G. Nogales ☐ 07 - R.L. Olson ☐ 08 - J.M. Rosser

☐ 09 - R.T. Schlosberg, III ☐ 10 - R.H. Smith ☐ 11 - T.C. Sutton

B Other Matters

The Board of Directors recommends a vote "**FOR**" Item 2.

	For	Against	Abstain
2. Management Proposal to Amend Articles of Incorporation to Eliminate Article Fifth, "Fair Price" Provision.	☐	☐	☐

The Board of Directors recommends a vote "**AGAINST**" Item 3.

	For	Against	Abstain
3. Shareholder Proposal on "Simple Majority Vote".	☐	☐	☐

ANNUAL MEETING
Please mark this box with an X if you plan to attend the annual meeting. ☐

HOUSEHOLDING
If you receive more than one set of Proxy Materials at the address shown on this proxy card and have no need for the extra copies, please mark this box with an X. Proxy cards will continue to be mailed to this account. Please make sure that at least one account continues to receive these materials. ☐

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

IMPORTANT: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
		/ /

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Admission Ticket

Pacific Palms Conference Resort
One Industry Hills Parkway
City of Industry, California 91744
(626) 810-4455

Space is limited.
Free parking available.
Registration desk opens at 8:00 a.m., Pacific Time.
Doors open at 9:00 a.m., Pacific Time.

Please present this ticket to attend the meeting.

210
AZUSA AVE
10
605
INDUSTRY HILLS PKWY
60
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To I-10 Freeway
TEMPLE AVE
Parking
Parking
Entrance for Shareholders Meeting
INDUSTRY HILLS
AZUSA AVE
To 60 Freeway

Edison International

Annual Meeting - April 27, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

JOHN E. BRYSON and THOMAS R. McDANIEL are hereby appointed proxies of the undersigned with full power of substitution to vote all shares of stock the undersigned is entitled to vote at the annual meeting of shareholders of Edison International to be held at the Pacific Palms Conference Resort, One Industry Hills Parkway, City of Industry, California 91744, on April 27, 2006, at 10:00 a.m., Pacific Time, or at any adjournment or postponement of the meeting, with all the powers and discretionary authority the undersigned would possess if personally present at the meeting on the matters listed on the other side.

The shares will be voted as indicated on this card. **WHERE NO INDICATION IS SHOWN, THE SHARES REPRESENTED BY THIS CARD WILL BE VOTED FOR ITEMS 1 AND 2, AND AGAINST ITEM 3**. In addition, the appointed proxies may vote in their discretion on such other matters as may properly come before the meeting.

If I hold shares through the Edison 401(k) Savings Plan, this card also provides the following voting instructions to the Edison International stock fund investment manager. You are instructed to vote confidentially as described above the shares of stock credited and conditionally credited to my account through February 27, 2006. I understand that the stock will be voted as directed provided the Edison International stock fund investment manager receives this card by 9:00 a.m., Pacific Time, on April 25, 2006, and all stock for which the Edison International stock fund investment manager has not received instructions by this card at the designated time may be voted in its discretion.

IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS, PLEASE MARK, SIGN, DATE AND RETURN ALL CARDS YOU RECEIVE PROMPTLY USING THE ENCLOSED ENVELOPES. TO VOTE BY PHONE OR THE INTERNET, PLEASE SEE BELOW.

(Continued and to be signed on the reverse side)

Telephone and Internet Voting Instructions

You can vote by telephone or Internet! Available 24 hours a day, 7 days a week, through the dates stated below.

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone

- Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. Outside the United States or Canada call 1-781-575-2300. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

To vote using the Internet

- Go to the following web site: **WWW.COMPUTERSHARE.COM/EXPRESSVOTE**
- Enter the information requested on your computer screen and follow the instructions.

Your vote by phone or Internet authorizes the proxies and/or the Edison 401(k) Savings Plan Edison International stock fund investment manager, both named above, to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card. Voting instructions to the Edison International stock fund investment manager are confidential. All stock for which the Edison International stock fund investment manager has not received instructions by phone or Internet by 9:00 a.m., Pacific Time, on April 25, 2006, may be voted in its discretion. All other stock may be voted by phone or Internet through 9:00 p.m., Pacific Time, on April 26, 2006.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

THANK YOU FOR VOTING